Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners of

EquiTrust Life Variable Account II and

EquiTrust Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise EquiTrust Life Variable Account II (the Accounts) as of December 31, 2025, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Accounts as of December 31, 2025, and the results of their operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Accounts’ management. Our responsibility is to express an opinion on the Accounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Accounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2025, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Forvis Mazars LLP

We have served as the Accounts’ auditor since 2024.

West Des Moines, Iowa

April 30, 2026

Appendix

Subaccounts comprising EquiTrust Life Variable Account II

Subaccounts
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares
BNY Mellon VIF Appreciation Portfolio - Initial Shares
BNY Mellon VIF Growth & Income Portfolio - Initial Shares
BNY Mellon VIF Small Cap Portfolio - Initial Shares
CVT NASDAQ-100 Index Portfolio
CVT Russell 2000® Small Cap Index Portfolio
CVT S&P MidCap 400 Index Portfolio
Federated Hermes Government Money Fund II - Service Shares
Federated Hermes Managed Volatility Fund II - Primary Shares
Federated Hermes Quality Bond Fund II - Primary Shares
Fidelity® VIP Contrafund® Portfolio - Initial Class
Fidelity® VIP Growth & Income Portfolio - Initial Class
Fidelity® VIP Growth Portfolio - Initial Class
Fidelity® VIP High Income Portfolio - Service Class 2
Fidelity® VIP Index 500 Portfolio - Initial Class
Fidelity® VIP Mid Cap Portfolio - Service Class 2
Fidelity® VIP Overseas Portfolio - Initial Class
Franklin Global Real Estate VIP Fund - Class 2
Franklin Mutual Shares VIP Fund - Class 2
Franklin Small Cap Value VIP Fund - Class 2
Franklin Small-Mid Cap Growth VIP Fund - Class 2
Franklin U.S. Government Securities VIP Fund - Class 2
Templeton Growth VIP Fund - Class 2
LVIP American Century Capital Appreciation Fund – Standard II
LVIP American Century Mid Cap Value Fund – Standard II
LVIP American Century Ultra Fund – Standard II
LVIP American Century Value Fund – Standard II
LVIP JPMorgan Mid Cap Value Fund - Standard
LVIP JPMorgan Small Cap Core Fund - Standard
T. Rowe Price All-Cap Opportunities Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price Moderate Allocation Portfolio
T. Rowe Price International Stock Portfolio

EquiTrust Life Variable Account II

Statements of Assets and Liabilities

December 31, 2025

		Net assets		Investments in mutual funds
	Investments in
	shares of mutual
	funds, at fair	Accumulation				Accumulation
Subaccount	value	units	Total net assets	Cost	Shares owned	units outstanding
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	$2,071	$2,071	$2,071	$1,465	36.26	36.81
BNY Mellon VIF Appreciation Portfolio - Initial Shares	2,974,635	2,974,635	2,974,635	3,108,606	88,346.74	51,943.30
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	1,300,783	1,300,783	1,300,783	983,344	32,699.43	19,385.00
BNY Mellon VIF Small Cap Portfolio - Initial Shares	1,386,070	1,386,070	1,386,070	1,287,958	28,876.46	35,084.40
CVT NASDAQ-100 Index Portfolio	218,073	218,073	218,073	117,417	1,101.49	1,265.88
CVT Russell 2000® Small Cap Index Portfolio	226,068	226,068	226,068	189,885	2,494.68	4,244.25
CVT S&P MidCap 400 Index Portfolio	211,531	211,531	211,531	184,486	1,659.98	2,914.64
Federated Hermes Government Money Fund II - Service Shares	658,701	658,701	658,701	658,701	658,701.04	63,142.40
Federated Hermes Managed Volatility Fund II - Primary Shares	1,642,147	1,642,147	1,642,147	1,585,095	157,898.78	72,522.94
Federated Hermes Quality Bond Fund II - Primary Shares	538,217	538,217	538,217	543,893	50,871.13	40,326.92
Fidelity® VIP Contrafund® Portfolio - Initial Class	2,118,260	2,118,260	2,118,260	1,556,162	35,369.18	18,682.27
Fidelity® VIP Growth & Income Portfolio - Initial Class	149,297	149,297	149,297	113,509	4,476.68	2,310.87
Fidelity® VIP Growth Portfolio - Initial Class	719,217	719,217	719,217	669,490	7,359.98	8,097.32
Fidelity® VIP High Income Portfolio - Service Class 2	82,883	82,883	82,883	86,482	17,978.97	2,495.93
Fidelity® VIP Index 500 Portfolio - Initial Class	887,539	887,539	887,539	393,192	1,344.49	11,727.97
Fidelity® VIP Mid Cap Portfolio - Service Class 2	726,786	726,786	726,786	706,223	20,664.95	8,694.32
Fidelity® VIP Overseas Portfolio - Initial Class	106,040	106,040	106,040	90,600	3,853.18	2,944.28
Franklin Global Real Estate VIP Fund - Class 2	41,253	41,253	41,253	41,644	3,158.73	2,319.20
Franklin Mutual Shares VIP Fund - Class 2	150,377	150,377	150,377	150,023	9,340.20	3,934.37
Franklin Small Cap Value VIP Fund - Class 2	294,167	294,167	294,167	270,625	21,208.89	4,372.88
Franklin Small-Mid Cap Growth VIP Fund - Class 2	200,851	200,851	200,851	209,039	14,035.71	4,026.03
Franklin U.S. Government Securities VIP Fund - Class 2	114,819	114,819	114,819	126,009	10,935.12	7,667.24
Templeton Growth VIP Fund - Class 2	206,858	206,858	206,858	170,908	14,618.91	7,088.21
LVIP American Century Capital Appreciation Fund – Standard II	85,347	85,347	85,347	79,765	5,629.72	1,344.89
LVIP American Century Mid Cap Value Fund – Standard II	62,472	62,472	62,472	61,978	3,228.67	1,638.19
LVIP American Century Ultra Fund – Standard II	181,376	181,376	181,376	135,276	5,758.71	2,070.94
LVIP American Century Value Fund – Standard II	55,601	55,601	55,601	47,943	4,303.82	1,594.79
LVIP JPMorgan Mid Cap Value Fund - Standard	431,308	431,308	431,308	482,982	47,859.30	5,480.67
LVIP JPMorgan Small Cap Core Fund - Standard	266,566	266,566	266,566	249,421	12,146.45	5,162.87
T. Rowe Price All-Cap Opportunities Portfolio	1,650,984	1,650,984	1,650,984	1,408,787	41,628.44	18,213.68
T. Rowe Price Equity Income Portfolio	831,308	831,308	831,308	790,645	28,755.04	14,355.35
T. Rowe Price Mid-Cap Growth Portfolio	2,349,656	2,349,656	2,349,656	2,512,797	89,681.51	22,755.38
T. Rowe Price Moderate Allocation Portfolio	1,213,772	1,213,772	1,213,772	1,111,600	54,113.78	25,378.32
T. Rowe Price International Stock Portfolio	398,136	398,136	398,136	380,470	25,039.99	14,860.64

See accompanying notes, including note 6 which includes per unit information.

EquiTrust Life Variable Account II

Statements of Operations

Year Ended December 31, 2025

				Realized gain (loss) on
	Income	Expenses		investments
							Change in
							unrealized
				Realized gain		Net realized	appreciation/	Net increase in
		Mortality and	Net investment	(loss) on sale	Realized gain	gain (loss) on	depreciation of	net assets from
Subaccount	Dividends	expense risk	income (loss)	of fund shares	distributions	investments	investments	operations
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	$1	$(17)	$(16)	$41	$158	$199	$82	$265
BNY Mellon VIF Appreciation Portfolio - Initial Shares	10,654	(26,054)	(15,400)	(52,528)	440,559	388,031	(120,834)	251,797
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	5,507	(10,865)	(5,358)	17,720	95,947	113,667	73,336	181,645
BNY Mellon VIF Small Cap Portfolio - Initial Shares	9,133	(12,122)	(2,989)	8,004	-	8,004	122,671	127,686
CVT NASDAQ-100 Index Portfolio	537	(1,712)	(1,175)	4,908	3,154	8,062	27,804	34,691
CVT Russell 2000® Small Cap Index Portfolio	3,241	(1,811)	1,430	721	10,546	11,267	10,238	22,935
CVT S&P MidCap 400 Index Portfolio	2,221	(1,807)	414	2,321	13,374	15,695	(4,027)	12,082
Federated Hermes Government Money Fund II - Service Shares	24,437	(5,972)	18,465	-	-	-	-	18,465
Federated Hermes Managed Volatility Fund II - Primary Shares	46,900	(14,411)	32,489	(32,386)	28,612	(3,774)	64,580	93,295
Federated Hermes Quality Bond Fund II - Primary Shares	18,765	(4,972)	13,793	(6,928)	-	(6,928)	26,274	33,139
Fidelity® VIP Contrafund® Portfolio - Initial Class	2,764	(17,748)	(14,984)	94,169	317,812	411,981	(27,055)	369,942
Fidelity® VIP Growth & Income Portfolio - Initial Class	2,147	(1,285)	862	12,204	13,073	25,277	1,424	27,563
Fidelity® VIP Growth Portfolio - Initial Class	1,982	(6,246)	(4,264)	26,131	88,246	114,377	(18,160)	91,953
Fidelity® VIP High Income Portfolio - Service Class 2	5,427	(877)	4,550	(3,889)	-	(3,889)	8,081	8,742
Fidelity® VIP Index 500 Portfolio - Initial Class	9,467	(7,236)	2,231	15,930	4,150	20,080	105,213	127,524
Fidelity® VIP Mid Cap Portfolio - Service Class 2	1,688	(6,223)	(4,535)	4,345	82,453	86,798	(12,072)	70,191
Fidelity® VIP Overseas Portfolio - Initial Class	1,642	(901)	741	883	9,119	10,002	6,337	17,080
Franklin Global Real Estate VIP Fund - Class 2	558	(362)	196	(2,173)	-	(2,173)	4,707	2,730
Franklin Mutual Shares VIP Fund - Class 2	2,921	(1,426)	1,495	(4,736)	14,391	9,655	4,694	15,844
Franklin Small Cap Value VIP Fund - Class 2	3,131	(2,554)	577	(12,801)	24,419	11,618	6,021	18,216
Franklin Small-Mid Cap Growth VIP Fund - Class 2	-	(1,850)	(1,850)	(2,010)	11,851	9,841	(4,276)	3,715
Franklin U.S. Government Securities VIP Fund - Class 2	4,651	(1,163)	3,488	(7,463)	-	(7,463)	11,179	7,204
Templeton Growth VIP Fund - Class 2	1,636	(1,674)	(38)	654	14,043	14,697	23,837	38,496
LVIP American Century Capital Appreciation Fund – Standard II	-	(758)	(758)	612	13,791	14,403	(8,919)	4,726
LVIP American Century Mid Cap Value Fund – Standard II	1,169	(541)	628	587	5,011	5,598	(1,550)	4,676
LVIP American Century Ultra Fund – Standard II	-	(1,494)	(1,494)	2,206	14,335	16,541	4,206	19,253
LVIP American Century Value Fund – Standard II	857	(617)	240	6,088	4,042	10,130	(827)	9,543
LVIP JPMorgan Mid Cap Value Fund - Standard	4,766	(4,007)	759	(9,602)	45,625	36,023	(21,627)	15,155
LVIP JPMorgan Small Cap Core Fund - Standard	1,585	(2,202)	(617)	(1,765)	20,172	18,407	4,018	21,808
T. Rowe Price All-Cap Opportunities Portfolio	-	(14,241)	(14,241)	64,162	181,041	245,203	(3,642)	227,320
T. Rowe Price Equity Income Portfolio	12,993	(7,054)	5,939	1,385	79,005	80,390	13,199	99,528
T. Rowe Price Mid-Cap Growth Portfolio	-	(21,435)	(21,435)	23,712	296,872	320,584	(240,683)	58,466
T. Rowe Price Moderate Allocation Portfolio	26,321	(10,421)	15,900	1,764	51,798	53,562	77,832	147,294

See accompanying notes.

EquiTrust Life Variable Account II

Statements of Operations (continued)

Year Ended December 31, 2025

Realized gain (loss) on
	Income	Expenses		investments
Change in
unrealized
				Realized gain		Net realized	appreciation/	Net increase in
		Mortality and	Net investment	(loss) on sale	Realized gain	gain (loss) on	depreciation of	net assets from
Subaccount	Dividends	expense risk	income (loss)	of fund shares	distributions	investments	investments	operations
T. Rowe Price International Stock Portfolio	$7,442	$(3,566)	$3,876	$9,009	$32,685	$41,694	$18,069	$63,639

See accompanying notes.

EquiTrust Life Variable Account II

Statements of Changes in Net Assets

For the Year Ended December 31, 2025

		Operations				Contract transactions
										Transfers
										between
				Change in						subaccounts,	Net increase
				unrealized			Transfers		Transfers	including	(decrease) in	Total
		Net	Net realized	appreciation/	Net increase		of		of cost of	Declared	net assets	increase
	Net Assets at	investment	gain (loss)	depreciation	in net assets	Transfers	surrenders	Transfers	insurance	Interest	from	(decrease)	Net Assets at
	December 31,	income	on	of	from	of net	and death	of policy	and other	Option	contract	in net	December 31,
Subaccount	2024	(loss)	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	assets	2025
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	$1,858	$(16)	$199	$82	$265	$76	$-	$-	$(128)	$-	$(52)	$213	$2,071
BNY Mellon VIF Appreciation Portfolio - Initial Shares	2,933,595	(15,400)	388,031	(120,834)	251,797	66,705	(167,682)	(11,507)	(88,410)	(9,863)	(210,757)	41,040	2,974,635
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	1,191,397	(5,358)	113,667	73,336	181,645	19,931	(34,056)	(10,694)	(34,900)	(12,540)	(72,259)	109,386	1,300,783
BNY Mellon VIF Small Cap Portfolio - Initial Shares	1,393,800	(2,989)	8,004	122,671	127,686	47,649	(110,109)	(1,708)	(46,117)	(25,131)	(135,416)	(7,730)	1,386,070
CVT NASDAQ-100 Index Portfolio	178,314	(1,175)	8,062	27,804	34,691	12,557	-	-	(7,489)	-	5,068	39,759	218,073
CVT Russell 2000® Small Cap Index Portfolio	199,814	1,430	11,267	10,238	22,935	13,567	-	-	(10,146)	(102)	3,319	26,254	226,068
CVT S&P MidCap 400 Index Portfolio	204,732	414	15,695	(4,027)	12,082	4,575	(4,082)	-	(5,716)	(60)	(5,283)	6,799	211,531
Federated Hermes Government Money Fund II - Service Shares	668,331	18,465	-	-	18,465	39,926	(32,901)	(3,971)	(24,641)	(6,508)	(28,095)	(9,630)	658,701
Federated Hermes Managed Volatility Fund II - Primary Shares	1,659,308	32,489	(3,774)	64,580	93,295	74,829	(80,583)	(9,282)	(61,180)	(34,240)	(110,456)	(17,161)	1,642,147
Federated Hermes Quality Bond Fund II - Primary Shares	557,603	13,793	(6,928)	26,274	33,139	33,385	(42,115)	(702)	(27,635)	(15,458)	(52,525)	(19,386)	538,217
Fidelity® VIP Contrafund® Portfolio - Initial Class	1,919,207	(14,984)	411,981	(27,055)	369,942	44,444	(145,779)	(9,567)	(60,606)	619	(170,889)	199,053	2,118,260
Fidelity® VIP Growth & Income Portfolio - Initial Class	139,637	862	25,277	1,424	27,563	4,896	(22,761)	-	(5,057)	5,019	(17,903)	9,660	149,297
Fidelity® VIP Growth Portfolio - Initial Class	685,485	(4,264)	114,377	(18,160)	91,953	14,675	(45,738)	(1,389)	(25,612)	(157)	(58,221)	33,732	719,217
Fidelity® VIP High Income Portfolio - Service Class 2	106,354	4,550	(3,889)	8,081	8,742	2,624	(31,923)	-	(2,914)	-	(32,213)	(23,471)	82,883
Fidelity® VIP Index 500 Portfolio - Initial Class	767,727	2,231	20,080	105,213	127,524	14,540	-	(826)	(19,649)	(1,777)	(7,712)	119,812	887,539
Fidelity® VIP Mid Cap Portfolio - Service Class 2	717,995	(4,535)	86,798	(12,072)	70,191	32,812	(41,075)	(11,226)	(41,442)	(469)	(61,400)	8,791	726,786

See accompanying notes.

EquiTrust Life Variable Account II

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2025

		Operations				Contract transactions
										Transfers
										between
				Change in						subaccounts,	Net increase
				unrealized			Transfers		Transfers	including	(decrease) in	Total
		Net	Net realized	appreciation/	Net increase		of		of cost of	Declared	net assets	increase
	Net Assets at	investment	gain (loss)	depreciation	in net assets	Transfers	surrenders	Transfers	insurance	Interest	from	(decrease)	Net Assets at
	December 31,	income	on	of	from	of net	and death	of policy	and other	Option	contract	in net	December 31,
Subaccount	2024	(loss)	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	assets	2025
Fidelity® VIP Overseas Portfolio -Initial Class	$88,630	$741	$10,002	$6,337	$17,080	$3,718	$(1,032)	$-	$(2,158)	$(198)	$330	$17,410	$106,040
Franklin Global Real Estate VIP Fund - Class 2	41,458	196	(2,173)	4,707	2,730	3,506	-	(3,538)	(2,903)	-	(2,935)	(205)	41,253
Franklin Mutual Shares VIP Fund - Class 2	163,955	1,495	9,655	4,694	15,844	7,464	(30,753)	-	(6,062)	(71)	(29,422)	(13,578)	150,377
Franklin Small Cap Value VIP Fund - Class 2	304,681	577	11,618	6,021	18,216	14,439	(24,235)	(7,466)	(14,058)	2,590	(28,730)	(10,514)	294,167
Franklin Small-Mid Cap Growth VIP Fund - Class 2	208,757	(1,850)	9,841	(4,276)	3,715	4,182	(10,752)	-	(5,012)	(39)	(11,621)	(7,906)	200,851
Franklin U.S. Government Securities VIP Fund - Class 2	137,682	3,488	(7,463)	11,179	7,204	4,627	(29,549)	(140)	(4,995)	(10)	(30,067)	(22,863)	114,819
Templeton Growth VIP Fund -Class 2	174,124	(38)	14,697	23,837	38,496	17,190	(5,842)	(6,223)	(10,797)	(90)	(5,762)	32,734	206,858
LVIP American Century Capital Appreciation Fund – Standard II	80,749	(758)	14,403	(8,919)	4,726	3,539	-	-	(3,667)	-	(128)	4,598	85,347
LVIP American Century Mid Cap Value Fund – Standard II	58,797	628	5,598	(1,550)	4,676	474	-	-	(1,475)	-	(1,001)	3,675	62,472
LVIP American Century Ultra Fund – Standard II	164,481	(1,494)	16,541	4,206	19,253	2,248	-	-	(4,606)	-	(2,358)	16,895	181,376
LVIP American Century Value Fund – Standard II	76,100	240	10,130	(827)	9,543	2,341	(30,017)	-	(2,366)	-	(30,042)	(20,499)	55,601
LVIP JPMorgan Mid Cap Value Fund - Standard	483,723	759	36,023	(21,627)	15,155	13,402	(59,808)	(3,657)	(17,838)	331	(67,570)	(52,415)	431,308
LVIP JPMorgan Small Cap Core Fund - Standard	254,935	(617)	18,407	4,018	21,808	6,524	(10,732)	-	(6,447)	478	(10,177)	11,631	266,566
T. Rowe Price All-Cap Opportunities Portfolio	1,561,126	(14,241)	245,203	(3,642)	227,320	23,622	(111,874)	(2,055)	(44,422)	(2,733)	(137,462)	89,858	1,650,984
T. Rowe Price Equity Income Portfolio	765,372	5,939	80,390	13,199	99,528	15,180	(16,443)	(4,810)	(23,235)	(4,284)	(33,592)	65,936	831,308
T. Rowe Price Mid-Cap Growth Portfolio	2,521,920	(21,435)	320,584	(240,683)	58,466	44,134	(199,089)	(853)	(65,111)	(9,811)	(230,730)	(172,264)	2,349,656

See accompanying notes.

EquiTrust Life Variable Account II

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2025

		Operations				Contract transactions
										Transfers
										between
				Change in						subaccounts,	Net increase
				unrealized			Transfers		Transfers	including	(decrease) in	Total
		Net	Net realized	appreciation/	Net increase		of		of cost of	Declared	net assets	increase
	Net Assets at	investment	gain (loss)	depreciation	in net assets	Transfers	surrenders	Transfers	insurance	Interest	from	(decrease)	Net Assets at
	December 31,	income	on	of	from	of net	and death	of policy	and other	Option	contract	in net	December 31,
Subaccount	2024	(loss)	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	assets	2025
T. Rowe Price Moderate Allocation Portfolio	$1,139,353	$15,900	$53,562	$77,832	$147,294	$40,776	$(57,427)	$(10,272)	$(40,756)	$(5,196)	$(72,875)	$74,419	$1,213,772
T. Rowe Price International Stock Portfolio	380,724	3,876	41,694	18,069	63,639	26,243	(63,860)	-	(15,313)	6,703	(46,227)	17,412	398,136

See accompanying notes.

EquiTrust Life Variable Account II

Statements of Changes in Net Assets

For the Year Ended December 31, 2024

		Operations				Contract transactions
										Transfers
										between
				Change in						subaccounts,	Net increase
				unrealized	Net increase		Transfers		Transfers	including	(decrease) in	Total
		Net	Net realized	appreciation/	(decrease) in		of		of cost of	Declared	net assets	increase
	Net Assets at	investment	gain (loss)	depreciation	net assets	Transfers	surrenders	Transfers	insurance	Interest	from	(decrease)	Net Assets at
	December 31,	income	on	of	from	of net	and death	of policy	and other	Option	contract	in net	December 31,
Subaccount	2023	(loss)	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	assets	2024
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	$1,544	$(10)	$47	$320	$357	$76	$-	$-	$(119)	$-	$(43)	$314	$1,858
BNY Mellon VIF Appreciation Portfolio - Initial Shares	2,746,795	(13,913)	163,773	166,988	316,848	65,382	(79,378)	(3,024)	(92,905)	(20,123)	(130,048)	186,800	2,933,595
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	1,010,112	(4,052)	62,384	157,918	216,250	23,203	(20,719)	-	(37,059)	(390)	(34,965)	181,285	1,191,397
BNY Mellon VIF Small Cap Portfolio - Initial Shares	1,408,856	(3,113)	35,130	18,202	50,219	50,216	(33,965)	(5,665)	(54,501)	(21,360)	(65,275)	(15,056)	1,393,800
CVT NASDAQ-100 Index Portfolio	145,902	(924)	14,357	21,496	34,929	2,463	-	(300)	(4,672)	(8)	(2,517)	32,412	178,314
CVT Russell 2000® Small Cap Index Portfolio	201,484	613	5,708	13,028	19,349	7,696	(4,676)	(4,848)	(8,244)	(10,947)	(21,019)	(1,670)	199,814
CVT S&P MidCap 400 Index Portfolio	198,707	561	14,633	8,887	24,081	6,881	(281)	(4,051)	(7,010)	(13,595)	(18,056)	6,025	204,732
Federated Hermes Government Money Fund II - Service Shares	662,440	24,579	-	-	24,579	42,955	(21,433)	(644)	(26,862)	(12,704)	(18,688)	5,891	668,331
Federated Hermes Managed Volatility Fund II - Primary Shares	1,483,977	20,429	(34,569)	228,864	214,724	82,800	(55,972)	(2,273)	(62,820)	(1,128)	(39,393)	175,331	1,659,308
Federated Hermes Quality Bond Fund II - Primary Shares	548,690	11,249	(4,270)	9,043	16,022	36,989	(8,547)	(1,383)	(28,870)	(5,298)	(7,109)	8,913	557,603
Fidelity® VIP Contrafund® Portfolio - Initial Class	1,484,041	(12,790)	255,840	240,383	483,433	42,646	(42,065)	(5,778)	(58,793)	15,723	(48,267)	435,166	1,919,207
Fidelity® VIP Growth & Income Portfolio - Initial Class	120,561	714	19,640	5,720	26,074	5,003	(18,784)	(2,277)	(6,272)	15,332	(6,998)	19,076	139,637
Fidelity® VIP Growth Portfolio - Initial Class	518,977	(5,735)	155,312	4,620	154,197	15,189	(5,792)	(2,415)	(25,320)	30,649	12,311	166,508	685,485
Fidelity® VIP High Income Portfolio - Service Class 2	97,868	5,561	(150)	2,106	7,517	3,860	-	-	(2,871)	(20)	969	8,486	106,354
Fidelity® VIP Index 500 Portfolio - Initial Class	628,631	2,793	35,544	109,846	148,183	16,997	(720)	(12,209)	(18,250)	5,095	(9,087)	139,096	767,727
Fidelity® VIP Mid Cap Portfolio - Service Class 2	654,761	(3,984)	112,591	(4,196)	104,411	27,169	(27,692)	(1,247)	(39,080)	(327)	(41,177)	63,234	717,995

See accompanying notes.

EquiTrust Life Variable Account II

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2024

		Operations				Contract transactions
										Transfers
										between
				Change in						subaccounts,	Net increase
				unrealized	Net increase		Transfers		Transfers	including	(decrease) in	Total
		Net	Net realized	appreciation/	(decrease) in		of		of cost of	Declared	net assets	increase
	Net Assets at	investment	gain (loss)	depreciation	net assets	Transfers	surrenders	Transfers	insurance	Interest	from	(decrease)	Net Assets at
	December 31,	income	on	of	from	of net	and death	of policy	and other	Option	contract	in net	December 31,
Subaccount	2023	(loss)	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	assets	2024
Fidelity® VIP Overseas Portfolio - Initial Class	$79,386	$679	$5,008	$(2,601)	$3,086	$3,809	$(850)	$(440)	$(2,109)	$5,748	$6,158	$9,244	$88,630
Franklin Global Real Estate VIP Fund - Class 2	54,793	366	(5,607)	4,192	(1,049)	3,725	-	-	(2,913)	(13,098)	(12,286)	(13,335)	41,458
Franklin Mutual Shares VIP Fund - Class 2	147,004	1,770	2,571	10,798	15,139	7,736	-	-	(5,883)	(41)	1,812	16,951	163,955
Franklin Small Cap Value VIP Fund - Class 2	288,288	117	(947)	31,804	30,974	13,447	(14,307)	-	(13,493)	(228)	(14,581)	16,393	304,681
Franklin Small-Mid Cap Growth VIP Fund - Class 2	198,869	(1,866)	(1,326)	23,335	20,143	4,322	(9,080)	(381)	(5,070)	(46)	(10,255)	9,888	208,757
Franklin U.S. Government Securities VIP Fund - Class 2	137,617	2,933	(1,069)	(1,255)	609	5,119	(493)	-	(5,151)	(19)	(544)	65	137,682
Templeton Growth VIP Fund - Class 2	185,390	101	(3,506)	12,124	8,719	9,337	(20,557)	(168)	(8,619)	22	(19,985)	(11,266)	174,124
LVIP American Century Capital Appreciation Fund – Standard II	64,953	(662)	4,473	11,743	15,554	3,483	-	-	(3,241)	-	242	15,796	80,749
LVIP American Century Mid Cap Value Fund – Standard II	55,482	960	3,420	(101)	4,279	474	-	-	(1,438)	-	(964)	3,315	58,797
LVIP American Century Ultra Fund – Standard II	138,372	(1,396)	18,872	19,646	37,122	2,958	-	(9,251)	(4,720)	-	(11,013)	26,109	164,481
LVIP American Century Value Fund – Standard II	69,901	1,529	4,468	(45)	5,952	2,656	-	-	(2,390)	(19)	247	6,199	76,100
LVIP JPMorgan Mid Cap Value Fund - Standard	431,820	1,685	73,701	(18,361)	57,025	13,213	-	(392)	(17,934)	(9)	(5,122)	51,903	483,723
LVIP JPMorgan Small Cap Core Fund - Standard	237,213	(253)	2,358	23,482	25,587	7,017	(6,422)	-	(8,147)	(313)	(7,865)	17,722	254,935
T. Rowe Price All-Cap Opportunities Portfolio	1,305,705	(12,273)	198,437	122,783	308,947	22,250	(22,409)	(8,990)	(42,964)	(1,413)	(53,526)	255,421	1,561,126
T. Rowe Price Equity Income Portfolio	731,277	7,147	54,508	15,853	77,508	19,160	(27,893)	(11,035)	(22,988)	(657)	(43,413)	34,095	765,372
T. Rowe Price Mid-Cap Growth Portfolio	2,410,888	(22,519)	241,198	(21,077)	197,602	44,651	(38,748)	(11,047)	(73,311)	(8,115)	(86,570)	111,032	2,521,920

See accompanying notes.

EquiTrust Life Variable Account II

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2024

		Operations				Contract transactions
										Transfers
										between
				Change in						subaccounts,	Net increase
				unrealized	Net increase		Transfers		Transfers	including	(decrease) in	Total
		Net	Net realized	appreciation/	(decrease) in		of		of cost of	Declared	net assets	increase
	Net Assets at	investment	gain (loss)	depreciation	net assets	Transfers	surrenders	Transfers	insurance	Interest	from	(decrease)	Net Assets at
	December 31,	income	on	of	from	of net	and death	of policy	and other	Option	contract	in net	December 31,
Subaccount	2023	(loss)	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	assets	2024
T. Rowe Price Moderate Allocation Portfolio	$1,082,346	$15,657	$31,236	$49,023	$95,916	$39,935	$(33,848)	$(813)	$(38,967)	$(5,216)	$(38,909)	$57,007	$1,139,353
T. Rowe Price International Stock Portfolio	374,582	166	8,968	(398)	8,736	15,788	(2,715)	(199)	(13,042)	(2,426)	(2,594)	6,142	380,724

See accompanying notes.

11

EquiTrust Life Variable Account II

Notes to Financial Statements

December 31, 2025

1. Organization and Significant Accounting Policies

Organization

EquiTrust Life Variable Account II (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by EquiTrust Life Insurance Company (the Company). The Account is a funding vehicle for flexible premium variable life insurance policies and flexible premium last survivor variable life insurance policies issued by the Company. The Company discontinued underwriting new sales of all variable life insurance policies but continues to receive premiums from sales that occurred prior to this change.

The assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the life insurance policies is not available to satisfy liabilities arising out of any other business the Company may conduct.

At the direction of eligible policy owners, the Account invests in the following thirty-five investment subaccounts which, in turn, own open-end mutual fund shares of registered investment companies (the Funds). Eligible policy owners may also allocate funds to the Declared Interest Option (DIO) account. The DIO is funded by the general account of the Company and pays interest at declared rates with a guaranteed minimum. Assets and liabilities associated with funds allocated to the DIO are excluded from the Account as these are included in the Company’s general account.

Subaccount / Fund
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.	Franklin Templeton Variable Insurance Products Trust
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	Franklin Global Real Estate VIP Fund - Class 2
BNY Mellon Variable Investment Fund	Franklin Mutual Shares VIP Fund - Class 2
BNY Mellon VIF Appreciation Portfolio - Initial Shares	Franklin Small Cap Value VIP Fund - Class 2
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	Franklin Small-Mid Cap Growth VIP Fund - Class 2
BNY Mellon VIF Small Cap Portfolio - Initial Shares (2)	Franklin U.S. Government Securities VIP Fund - Class 2
Calvert Variable Trust, Inc.	Templeton Growth VIP Fund - Class 2
CVT NASDAQ-100 Index Portfolio	Lincoln Variable Insurance Products Trust
CVT Russell 2000® Small Cap Index Portfolio	LVIP American Century Capital Appreciation Fund - Standard II
CVT S&P MidCap 400 Index Portfolio	LVIP American Century Inflation Protection Fund - Standard II (1)
Federated Hermes Insurance Series	LVIP American Century Mid Cap Value Fund – Standard II
Federated Hermes Government Money Fund II - Service Shares	LVIP American Century Ultra Fund – Standard II
Federated Hermes Managed Volatility Fund II - Primary Shares	LVIP American Century Value Fund – Standard II
Federated Hermes Quality Bond Fund II - Primary Shares	LVIP JPMorgan Mid Cap Value Fund – Standard
Fidelity® Variable Insurance Products Funds	LVIP JPMorgan Small Cap Core Fund – Standard
Fidelity® VIP Contrafund® Portfolio - Initial Class	T. Rowe Price Equity Series, Inc.
Fidelity® VIP Growth & Income Portfolio - Initial Class	T. Rowe Price All-Cap Opportunities Portfolio
Fidelity® VIP Growth Portfolio - Initial Class	T. Rowe Price Equity Income Portfolio
Fidelity® VIP High Income Portfolio - Service Class 2	T. Rowe Price Mid-Cap Growth Portfolio
Fidelity® VIP Index 500 Portfolio - Initial Class	T. Rowe Price Moderate Allocation Portfolio
Fidelity® VIP Mid Cap Portfolio - Service Class 2	T. Rowe Price International Series, Inc.
Fidelity® VIP Overseas Portfolio - Initial Class	T. Rowe Price International Stock Portfolio

12

EquiTrust Life Variable Account II

Notes to Financial Statements (continued)

(1)	Subaccount was inactive during 2025 and 2024; accordingly, a Statement of Assets and Liabilities, a Statement of Operations and a Statement of Changes in Net Assets have not been presented herein.
(2)	Effective December 31, 2025, BNY Mellon Variable Investment Fund changed the name of BNY Mellon VIF Opportunistic Small Cap Portfolio fund to BNY Mellon VIF Small Cap Portfolio.

Investments

Investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

At December 31, 2025, all valuation inputs used to determine the fair value of mutual fund shares owned by the Account were classified as Level 1 in accordance with accounting principles generally accepted in the United States of America. There were no transfers into or out of Level 3 during the year.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Account’s financial statements and accompanying notes in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

2. Expense Charges and Related Party Transactions

Paid to the Company

The Account pays the Company certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts.

Mortality and Expense Risk Charges: The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of 0.90% of the average daily net asset value of the Account. These charges are assessed in return for the Company’s assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

Premium Expense Charge: Premiums paid by the policyholders are reduced by a 7% premium expense charge for flexible premium variable life insurance policies. (For any flexible premium variable life insurance policy issued prior to May 1, 2005, the premium expense charge is 7% of each premium up to the target premium, as defined in the prospectus, and 2% for each premium over the target premium.) Premiums paid by the policyholders are reduced by a 7% premium expense charge up to the target premium, as defined in the prospectus, and 2% for each premium over the target premium for flexible premium last survivor variable life insurance policies. The charge is used to compensate the Company for expenses incurred in connection with the distribution of the policies and for premium taxes imposed by various states and political subdivisions.

Cost of Insurance and Policy Charges: The Company assumes the responsibility for providing insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and current net amount

13

EquiTrust Life Variable Account II

Notes to Financial Statements (continued)

at risk. A policy expense charge of $7 and $10 for flexible premium variable life insurance policies and flexible premium last survivor variable life insurance policies, respectively, is deducted monthly for the administration of policies and the Account. (For any flexible premium variable life insurance policy purchased prior to May 1, 2005, a $5 expense charge is deducted monthly for administration of policies and the Account.) Flexible premium last survivor variable life insurance policies apply an additional monthly charge of $.03 per $1,000 of the Specified Amount (amount of insurance selected) for the administration of policies and the Account. During the first twelve policy months immediately following an increase in Specified Amount, a monthly charge of $.07 and $.10 for flexible premium variable life insurance policies and flexible premium last survivor variable life insurance policies, respectively, for every $1,000 of the Specified Amount or increase in the Specified Amount is deducted. (For any flexible premium variable life insurance policy purchased prior to May 1, 2005, a $.05 expense is charged per $1,000 of the Specified Amount or increase in the Specified Amount.)

Other Charges: A transfer charge of $25 may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one policy year. In the event of a partial withdrawal, a fee equal to the lesser of $25 or 2% of the accumulated value withdrawn will be imposed. A surrender charge is applicable for all full policy surrenders or lapses in the first six and ten years for flexible premium variable life insurance policies and flexible premium last survivor variable life insurance policies, respectively, of the policy or following increases in the Specified Amount. This surrender charge varies based on age, sex, underwriting class and policy year as described in the Account’s prospectus.

3. Federal Income Taxes

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the policies.

14

EquiTrust Life Variable Account II

Notes to Financial Statements (continued)

4. Purchases and Sales of Investment Securities

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows during the year ended December 31, 2025:

	Cost of	Proceeds
Subaccount	Purchases	from Sales

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.:
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	$197	$107

BNY Mellon Variable Investment Fund:
BNY Mellon VIF Appreciation Portfolio - Initial Shares	469,772	255,370
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	106,820	88,490
BNY Mellon VIF Small Cap Portfolio - Initial Shares	27,675	166,080

Calvert Variable Trust, Inc.:
CVT NASDAQ-100 Index Portfolio	15,394	8,347
CVT Russell 2000® Small Cap Index Portfolio	24,121	8,826
CVT S&P MidCap 400 Index Portfolio	18,736	10,231

Federated Hermes Insurance Series:
Federated Hermes Government Money Fund II - Service Shares	44,930	54,560
Federated Hermes Managed Volatility Fund II - Primary Shares	107,487	156,842
Federated Hermes Quality Bond Fund II - Primary Shares	36,103	74,835

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Initial Class	341,283	209,344
Fidelity® VIP Growth & Income Portfolio - Initial Class	26,295	30,263
Fidelity® VIP Growth Portfolio - Initial Class	97,085	71,324
Fidelity® VIP High Income Portfolio - Service Class 2	7,036	34,699
Fidelity® VIP Index 500 Portfolio - Initial Class	19,614	20,945
Fidelity® VIP Mid Cap Portfolio - Service Class 2	105,201	88,683
Fidelity® VIP Overseas Portfolio - Initial Class	13,254	3,064

Franklin Templeton Variable Insurance Products Trust:
Franklin Global Real Estate VIP Fund - Class 2	3,399	6,138
Franklin Mutual Shares VIP Fund - Class 2	22,063	35,599
Franklin Small Cap Value VIP Fund - Class 2	40,058	43,792
Franklin Small-Mid Cap Growth VIP Fund - Class 2	13,858	15,478
Franklin U.S. Government Securities VIP Fund - Class 2	7,213	33,792
Templeton Growth VIP Fund - Class 2	30,274	22,031

15

EquiTrust Life Variable Account II

Notes to Financial Statements (continued)

	Cost of	Proceeds
Subaccount	Purchases	from Sales

Lincoln Variable Insurance Products Trust:
LVIP American Century Capital Appreciation Fund – Standard II	$16,369	$3,464
LVIP American Century Mid Cap Value Fund – Standard II	6,631	1,993
LVIP American Century Ultra Fund – Standard II	15,799	5,316
LVIP American Century Value Fund – Standard II	6,221	31,981
LVIP JPMorgan Mid Cap Value Fund - Standard	56,882	78,068
LVIP JPMorgan Small Cap Core Fund - Standard	26,453	17,075

T. Rowe Price Equity Series, Inc.:
T. Rowe Price All-Cap Opportunities Portfolio	189,920	160,582
T. Rowe Price Equity Income Portfolio	96,824	45,472
T. Rowe Price Mid-Cap Growth Portfolio	314,512	269,805
T. Rowe Price Moderate Allocation Portfolio	95,510	100,687

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	71,318	80,984

16

EquiTrust Life Variable Account II

Notes to Financial Statements (continued)

5. Summary of Changes from Unit Transactions

Transactions in units of each subaccount were as follows for the periods ended December 31, 2025 and 2024:

	Period Ended December 31,
	2025			2024
			Net			Net
			Increase			Increase
Subaccount	Purchased	Redeemed	(Decrease)	Purchased	Redeemed	(Decrease)

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.:
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	1	2	(1)	1	2	(1)

BNY Mellon Variable Investment Fund:
BNY Mellon VIF Appreciation Portfolio - Initial Shares	453	4,394	(3,941)	568	3,180	(2,612)
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	121	1,295	(1,174)	254	894	(640)
BNY Mellon VIF Small Cap Portfolio - Initial Shares	616	4,339	(3,723)	795	2,656	(1,861)

Calvert Variable Trust, Inc.:
CVT NASDAQ-100 Index Portfolio	76	45	31	15	34	(19)
CVT Russell 2000® Small Cap Index Portfolio	218	155	63	98	564	(466)
CVT S&P MidCap 400 Index Portfolio	52	132	(80)	85	360	(275)

Federated Hermes Insurance Series:
Federated Hermes Government Money Fund II - Service Shares	2,237	4,960	(2,723)	2,811	4,668	(1,857)
Federated Hermes Managed Volatility Fund II - Primary Shares	1,753	6,966	(5,213)	2,255	4,134	(1,879)
Federated Hermes Quality Bond Fund II - Primary Shares	1,468	5,481	(4,013)	1,674	2,253	(579)

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Initial Class	251	1,948	(1,697)	458	973	(515)
Fidelity® VIP Growth & Income Portfolio - Initial Class	198	490	(292)	404	523	(119)
Fidelity® VIP Growth Portfolio - Initial Class	103	794	(691)	573	383	190
Fidelity® VIP High Income Portfolio - Service Class 2	59	1,064	(1,005)	101	68	33
Fidelity® VIP Index 500 Portfolio - Initial Class	113	227	(114)	560	720	(160)
Fidelity® VIP Mid Cap Portfolio - Service Class 2	299	1,095	(796)	235	795	(560)
Fidelity® VIP Overseas Portfolio - Initial Class	80	72	8	275	77	198

Franklin Templeton Variable Insurance Products Trust:
Franklin Global Real Estate VIP Fund - Class 2	168	342	(174)	187	949	(762)
Franklin Mutual Shares VIP Fund - Class 2	142	949	(807)	161	107	54
Franklin Small Cap Value VIP Fund - Class 2	218	677	(459)	168	398	(230)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	51	277	(226)	60	265	(205)
Franklin U.S. Government Securities VIP Fund - Class 2	197	2,252	(2,055)	221	261	(40)
Templeton Growth VIP Fund - Class 2	567	801	(234)	309	1,130	(821)

17

EquiTrust Life Variable Account II

Notes to Financial Statements (continued)

	Period Ended December 31,
	2025			2024
			Net			Net
			Increase			Increase
Subaccount	Purchased	Redeemed	(Decrease)	Purchased	Redeemed	(Decrease)

Lincoln Variable Insurance Products Trust:
LVIP American Century Capital Appreciation Fund – Standard II	45	46	(1)	52	47	5
LVIP American Century Mid Cap Value Fund – Standard II	12	40	(28)	15	42	(27)
LVIP American Century Ultra Fund – Standard II	22	51	(29)	36	191	(155)
LVIP American Century Value Fund – Standard II	47	962	(915)	61	52	9
LVIP JPMorgan Mid Cap Value Fund - Standard	98	996	(898)	102	173	(71)
LVIP JPMorgan Small Cap Core Fund - Standard	118	351	(233)	113	275	(162)

T. Rowe Price Equity Series, Inc.:
T. Rowe Price All-Cap Opportunities Portfolio	139	1,777	(1,638)	129	871	(742)
T. Rowe Price Equity Income Portfolio	121	746	(625)	195	1,059	(864)
T. Rowe Price Mid-Cap Growth Portfolio	217	2,526	(2,309)	177	1,071	(894)
T. Rowe Price Moderate Allocation Portfolio	461	2,117	(1,656)	528	1,504	(976)

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	1,245	3,061	(1,816)	457	570	(113)

18

EquiTrust Life Variable Account II

Notes to Financial Statements (continued)

6. Unit Values

The following summarizes units outstanding, unit values, and net assets at December 31, 2025, 2024, 2023, 2022 and 2021, and investment income ratios, expense ratios, and total return ratios for the periods then ended:

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares:
2025	37	$56.27	$2,071	0.05%	0.90%	14.53%
2024	38	49.13	1,858	0.40	0.90	23.35
2023	39	39.83	1,544	0.50	0.90	22.29
2022	40	32.57	1,293	0.28	0.90	(23.81)
2021	41	42.75	1,732	0.66	0.90	25.51
BNY Mellon VIF Appreciation Portfolio - Initial Shares:
2025	51,943	57.27	2,974,635	0.37	0.90	9.11
2024	55,884	52.49	2,933,595	0.42	0.90	11.78
2023	58,496	46.96	2,746,795	0.72	0.90	19.89
2022	60,887	39.17	2,384,685	0.67	0.90	(18.78)
2021	63,785	48.23	3,076,379	0.44	0.90	25.99
BNY Mellon VIF Growth & Income Portfolio - Initial Shares:
2025	19,385	67.10	1,300,783	0.45	0.90	15.79
2024	20,559	57.95	1,191,397	0.54	0.90	21.62
2023	21,199	47.65	1,010,112	0.66	0.90	25.56
2022	21,719	37.95	824,220	0.80	0.90	(15.57)
2021	22,374	44.95	1,005,705	0.47	0.90	24.52
BNY Mellon VIF Small Cap Portfolio - Initial Shares:
2025	35,084	39.51	1,386,070	0.68	0.90	9.99
2024	38,807	35.92	1,393,800	0.68	0.90	3.70
2023	40,668	34.64	1,408,856	0.33	0.90	8.28
2022	41,526	31.99	1,328,198	-	0.90	(17.36)
2021	46,557	38.71	1,802,021	0.11	0.90	15.45
CVT NASDAQ-100 Index Portfolio:
2025	1,266	172.27	218,073	0.28	0.90	19.32
2024	1,235	144.38	178,314	0.34	0.90	24.08
2023	1,254	116.36	145,902	0.34	0.90	53.02
2022	1,272	76.04	96,723	0.19	0.90	(33.24)
2021	1,252	113.90	142,619	0.30	0.90	25.75
CVT Russell 2000® Small Cap Index Portfolio:
2025	4,244	53.26	226,068	1.60	0.90	11.45
2024	4,181	47.79	199,814	1.21	0.90	10.22
2023	4,647	43.36	201,484	0.90	0.90	15.57
2022	4,663	37.52	174,953	0.83	0.90	(21.23)
2021	4,733	47.63	225,415	0.75	0.90	13.51
CVT S&P MidCap 400 Index Portfolio:
2025	2,915	72.58	211,531	1.10	0.90	6.19
2024	2,995	68.35	204,732	1.18	0.90	12.49
2023	3,270	60.76	198,707	1.24	0.90	15.10
2022	3,314	52.79	174,943	0.94	0.90	(14.11)
2021	3,394	61.46	208,632	0.85	0.90	23.31

19

EquiTrust Life Variable Account II

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Federated Hermes Government Money Fund II - Service Shares:
2025	63,142	$10.43	$658,701	3.67%	0.90%	2.76%
2024	65,865	10.15	668,331	4.58	0.90	3.78
2023	67,722	9.78	662,440	4.43	0.90	3.60
2022	69,629	9.44	657,487	1.15	0.90	0.21
2021	69,827	9.42	657,662	-	0.90	(0.84)
Federated Hermes Managed Volatility Fund II - Primary Shares:
2025	72,523	22.64	1,642,147	2.92	0.90	6.04
2024	77,736	21.35	1,659,308	2.18	0.90	14.54
2023	79,615	18.64	1,483,977	1.87	0.90	7.75
2022	81,734	17.30	1,414,348	1.89	0.90	(14.53)
2021	85,535	20.24	1,731,601	1.77	0.90	17.40
Federated Hermes Quality Bond Fund II - Primary Shares:
2025	40,327	13.35	538,217	3.38	0.90	6.12
2024	44,340	12.58	557,603	2.94	0.90	2.95
2023	44,919	12.22	548,690	2.65	0.90	5.25
2022	46,577	11.61	540,860	2.63	0.90	(10.07)
2021	49,532	12.91	639,672	2.45	0.90	(2.27)
Fidelity® VIP Contrafund® Portfolio - Initial Class:
2025	18,682	113.38	2,118,260	0.14	0.90	20.40
2024	20,379	94.17	1,919,207	0.19	0.90	32.58
2023	20,894	71.03	1,484,041	0.50	0.90	32.27
2022	21,623	53.70	1,161,139	0.49	0.90	(26.97)
2021	23,483	73.53	1,726,766	0.06	0.90	26.69
Fidelity® VIP Growth & Income Portfolio - Initial Class:
2025	2,311	64.61	149,297	1.50	0.90	20.43
2024	2,603	53.65	139,637	1.42	0.90	21.11
2023	2,722	44.30	120,561	1.70	0.90	17.66
2022	2,755	37.65	103,708	1.62	0.90	(5.78)
2021	3,054	39.96	122,037	2.43	0.90	24.84
Fidelity® VIP Growth Portfolio - Initial Class:
2025	8,097	88.82	719,217	0.28	0.90	13.87
2024	8,788	78.00	685,485	-	0.90	29.22
2023	8,598	60.36	518,977	0.13	0.90	35.03
2022	9,217	44.70	412,041	0.63	0.90	(25.14)
2021	12,428	59.71	742,066	-	0.90	22.13
Fidelity® VIP High Income Portfolio - Service Class 2:
2025	2,496	33.21	82,883	5.54	0.90	9.35
2024	3,501	30.37	106,354	6.36	0.90	7.62
2023	3,468	28.22	97,868	5.84	0.90	9.25
2022	3,411	25.83	88,099	5.18	0.90	(12.44)
2021	3,416	29.50	100,776	5.44	0.90	3.36
Fidelity® VIP Index 500 Portfolio - Initial Class:
2025	11,728	75.68	887,539	1.17	0.90	16.74
2024	11,842	64.83	767,727	1.30	0.90	23.77
2023	12,002	52.38	628,631	1.49	0.90	25.07
2022	12,186	41.88	510,344	1.47	0.90	(18.95)
2021	12,288	51.67	634,880	1.27	0.90	27.45

20

EquiTrust Life Variable Account II

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Fidelity® VIP Mid Cap Portfolio - Service Class 2:
2025	8,694	$83.59	$726,786	0.24%	0.90%	10.50%
2024	9,490	75.65	717,995	0.34	0.90	16.12
2023	10,050	65.15	654,761	0.38	0.90	13.78
2022	10,596	57.26	606,730	0.27	0.90	(15.72)
2021	11,071	67.94	752,216	0.36	0.90	24.18
Fidelity® VIP Overseas Portfolio - Initial Class:
2025	2,944	36.02	106,040	1.63	0.90	19.35
2024	2,936	30.18	88,630	1.66	0.90	4.10
2023	2,738	28.99	79,386	0.99	0.90	19.40
2022	3,082	24.28	74,824	1.09	0.90	(25.15)
2021	3,073	32.44	99,667	0.52	0.90	18.65
Franklin Global Real Estate VIP Fund - Class 2:
2025	2,319	17.79	41,253	1.38	0.90	6.98
2024	2,493	16.63	41,458	1.74	0.90	(1.19)
2023	3,255	16.83	54,793	2.86	0.90	10.43
2022	3,135	15.24	47,786	2.39	0.90	(26.73)
2021	3,048	20.80	63,392	0.88	0.90	25.68
Franklin Mutual Shares VIP Fund - Class 2:
2025	3,934	38.22	150,377	1.84	0.90	10.53
2024	4,741	34.58	163,955	2.02	0.90	10.27
2023	4,687	31.36	147,004	1.90	0.90	12.44
2022	4,670	27.89	130,234	1.86	0.90	(8.26)
2021	4,750	30.40	144,396	2.91	0.90	18.10
Franklin Small Cap Value VIP Fund - Class 2:
2025	4,373	67.27	294,167	1.10	0.90	6.69
2024	4,832	63.05	304,681	0.94	0.90	10.69
2023	5,062	56.96	288,288	0.53	0.90	11.75
2022	5,298	50.97	270,065	0.99	0.90	(10.86)
2021	5,627	57.18	321,796	1.00	0.90	24.25
Franklin Small-Mid Cap Growth VIP Fund - Class 2:
2025	4,026	49.89	200,851	-	0.90	1.61
2024	4,252	49.10	208,757	-	0.90	10.04
2023	4,457	44.62	198,869	-	0.90	25.62
2022	4,466	35.52	158,661	-	0.90	(34.30)
2021	4,631	54.06	250,351	-	0.90	9.04
Franklin U.S. Government Securities VIP Fund - Class 2:
2025	7,667	14.98	114,819	3.58	0.90	5.79
2024	9,722	14.16	137,682	3.04	0.90	0.43
2023	9,762	14.10	137,617	2.72	0.90	3.52
2022	9,804	13.62	133,494	2.35	0.90	(10.51)
2021	9,931	15.22	151,186	2.55	0.90	(2.75)
Templeton Growth VIP Fund - Class 2:
2025	7,088	29.18	206,858	0.88	0.90	22.71
2024	7,322	23.78	174,124	0.96	0.90	4.44
2023	8,143	22.77	185,390	3.33	0.90	19.97
2022	8,158	18.98	154,846	0.16	0.90	(12.29)
2021	8,028	21.64	173,737	1.10	0.90	3.94

21

EquiTrust Life Variable Account II

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

LVIP American Century Capital Appreciation Fund – Standard II:
2025	1,345	$63.46	$85,347	-%	0.90%	5.77%
2024	1,346	60.00	80,749	-	0.90	23.86
2023	1,341	48.44	64,953	-	0.90	19.60
2022	1,368	40.50	55,417	-	0.90	(28.75)
2021	1,448	56.84	82,321	-	0.90	10.16
LVIP American Century Mid Cap Value Fund – Standard II:
2025	1,638	38.13	62,472	1.93	0.90	8.02
2024	1,666	35.30	58,797	2.57	0.90	7.75
2023	1,693	32.76	55,482	2.32	0.90	5.17
2022	1,729	31.15	53,857	2.25	0.90	(2.07)
2021	1,792	31.81	56,991	1.17	0.90	22.11
LVIP American Century Ultra Fund – Standard II:
2025	2,071	87.58	181,376	-	0.90	11.84
2024	2,100	78.31	164,481	-	0.90	27.64
2023	2,255	61.35	138,372	-	0.90	42.21
2022	2,305	43.14	99,428	-	0.90	(32.97)
2021	2,312	64.36	148,809	-	0.90	22.06
LVIP American Century Value Fund – Standard II:
2025	1,595	34.86	55,601	1.25	0.90	14.97
2024	2,510	30.32	76,100	2.97	0.90	8.48
2023	2,501	27.95	69,901	2.39	0.90	8.12
2022	2,520	25.85	65,125	2.04	0.90	(0.35)
2021	2,891	25.94	74,984	1.74	0.90	23.41
LVIP JPMorgan Mid Cap Value Fund - Standard:
2025	5,481	78.70	431,308	1.07	0.90	3.78
2024	6,379	75.83	483,723	1.27	0.90	13.26
2023	6,450	66.95	431,820	3.19	0.90	9.92
2022	6,516	60.91	396,847	0.96	0.90	(8.97)
2021	6,919	66.91	462,954	0.90	0.90	28.72
LVIP JPMorgan Small Cap Core Fund - Standard:
2025	5,163	51.63	266,566	0.64	0.90	9.29
2024	5,396	47.24	254,935	0.80	0.90	10.68
2023	5,558	42.68	237,213	1.37	0.90	12.11
2022	5,650	38.07	215,089	0.46	0.90	(20.07)
2021	5,992	47.63	285,396	0.51	0.90	20.31
T. Rowe Price All-Cap Opportunities Portfolio:
2025	18,214	90.65	1,650,984	-	0.90	15.27
2024	19,852	78.64	1,561,126	0.07	0.90	24.04
2023	20,594	63.40	1,305,705	0.25	0.90	27.82
2022	21,220	49.60	1,052,568	-	0.90	(22.22)
2021	22,459	63.77	1,432,122	-	0.90	19.73
T. Rowe Price Equity Income Portfolio:
2025	14,355	57.91	831,308	1.65	0.90	13.35
2024	14,980	51.09	765,372	1.83	0.90	10.68
2023	15,844	46.16	731,277	2.10	0.90	8.59
2022	16,612	42.51	706,232	1.87	0.90	(4.21)
2021	17,497	44.38	776,488	1.57	0.90	24.45

22

EquiTrust Life Variable Account II

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

T. Rowe Price Mid-Cap Growth Portfolio:
2025	22,755	$103.26	$2,349,656	-%	0.90%	2.62%
2024	25,064	100.62	2,521,920	-	0.90	8.33
2023	25,958	92.88	2,410,888	-	0.90	18.89
2022	27,080	78.12	2,115,485	-	0.90	(23.27)
2021	28,875	101.81	2,939,789	-	0.90	13.83
T. Rowe Price Moderate Allocation Portfolio:
2025	25,378	47.83	1,213,772	2.26	0.90	13.48
2024	27,034	42.15	1,139,353	2.30	0.90	9.08
2023	28,010	38.64	1,082,346	2.32	0.90	14.32
2022	28,556	33.80	965,181	1.55	0.90	(19.04)
2021	30,168	41.75	1,259,523	0.98	0.90	9.09
T. Rowe Price International Stock Portfolio:
2025	14,861	26.79	398,136	1.87	0.90	17.35
2024	16,677	22.83	380,724	0.95	0.90	2.33
2023	16,790	22.31	374,582	1.00	0.90	15.18
2022	17,429	19.37	337,522	0.80	0.90	(16.54)
2021	16,756	23.21	388,914	0.59	0.90	0.43

23

EquiTrust Life Variable Account II

Notes to Financial Statements (continued)

(A)	These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(B)	These ratios represent the annualized policy expenses of the separate account, consisting of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(C)	These ratios represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

7. Segment Reporting

Each subaccount, as detailed in Note 1, represents a single operating segment. The Chief Operating Officer of the Company acts as the Chief Operating Decision Maker (CODM) and monitors the operating results of each subaccount. The change in net assets resulting from operations, which is used by the CODM to assess the subaccount’s performance, is consistent with that presented within the subaccount’s financial statements. Subaccount assets are reflected on the accompanying Statement of Assets and Liabilities and significant segment expenses are listed on the accompanying Statement of Operations.

24

KPMG LLP
Aon Center
Suite 5500 200 E. Randolph Street
Chicago, IL 60601-6436

Independent Auditors’ Report

The Audit Committee of the Board of Directors

EquiTrust Life Insurance Company:

Opinions

We have audited the financial statements of EquiTrust Life Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities, and capital and surplus as of December 31, 2025 and 2024, and the related statutory statements of operations, changes in capital and surplus, and cash flow for the years then ended, and the related notes to the financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flow for the years then ended in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance and Financial Institutions described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for the years then ended.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the Arizona Department of Insurance and Financial Institutions, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Emphasis of Matter

As discussed in Note 2(n) to the financial statements, the Company received permission from the Arizona Department of Insurance and Financial Institutions in 2022 to account for derivatives used for indexed interest crediting hedging purposes at amortized cost with amortization expense and realized gains recorded through

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG
International Limited, a private English company limited by guarantee.

1

net investment income. Under prescribed statutory accounting practices, the derivatives would be accounted for at fair value with changes in fair value being recognized in capital and surplus and realized gains or losses being recognized in net realized gains or losses. Also under the permitted practice, the Company calculates indexed reserves assuming the derivatives associated with the current interest crediting period have zero market value. Under prescribed statutory accounting practices, the derivatives associated with the current interest crediting period have a market value consistent with the derivatives used for indexed interest crediting hedging purposes. As of December 31, 2025 and 2024, the permitted accounting practice decreased statutory surplus below what it would have been had prescribed accounting practices been followed. Our opinions are not modified with respect to this matter.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance and Financial Institutions. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

2

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the supplemental schedule of assets and liabilities, summary investment schedule, supplemental investment risk interrogatories, and reinsurance risk interrogatories is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Arizona Department of Insurance and Financial Institutions. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ KPMG LLP

Chicago, Illinois

April 17, 2026

3

EQUITRUST LIFE INSURANCE COMPANY

Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus
Years ended December 31, 2025 and 2024

(In thousands of dollars, except per share data)

	2025	2024
Admitted Assets
Bonds	$26,344,251	$22,379,427
Preferred stock	156,264	171,642
Common stock, at fair value (cost of $274,856 in 2025 and cost of $244,779 in 2024)	264,718	232,672
Mortgage loans	4,284,430	3,911,417
Real estate	46,075	25,800
Cash, cash equivalents and short-term investments	3,376,357	3,884,769
Contract loans	6,735	6,705
Derivative instruments	168,578	181,744
Other invested assets	1,174,440	1,163,900
Receivables for securities	140,382	30,562
Total cash and invested assets	$35,962,230	$31,988,638
Investment income due and accrued	737,069	611,100
Premiums and considerations - uncollected	59	-
Amounts recoverable under reinsurance agreements	19,246	25,438
Assumed coinsurance funds withheld	-	67
Current federal income tax receivable	68,844	32,450
Deferred income tax assets	78,459	18,055
Receivables from parent, subsidiaries and affiliates	-	11
Other admitted assets	908	386
Assets held in separate accounts	915,699	900,578
Total admitted assets	$37,782,514	$33,576,723
Liabilities, Capital and Surplus
Liabilities:
Life and annuity policy reserves	24,850,620	22,189,819
Liability for deposit-type contracts	5,890,536	4,826,432
Policy and contract claims	120,452	112,820
Interest maintenance reserve	19,658	28,752
Amount payable under reinsurance agreements	172,653	71,048
Commissions to agents due and accrued	12,571	20,038
Payable to affiliates	5,034	6,759
Ceded coinsurance funds withheld	1,826,636	1,772,244
Derivative liability	369,390	323,850
Payable for securities	121,715	98,175
Loan payable	161	852
Borrowed money	-	75,000
Asset valuation reserve	326,935	297,056
Other liabilities	91,072	96,926
Liabilities related to separate accounts	915,699	900,578
Total liabilities	$34,723,132	$30,820,349
Capital and surplus:
Common stock, par value $1,500 per share – authorized 2,500 shares; issued and outstanding 2,000 shares	3,000	3,000
Additional paid-in capital	784,667	784,667
Unassigned funds	2,271,715	1,968,707
Total capital and surplus	3,059,382	2,756,374
Total liabilities, capital and surplus	$37,782,514	$33,576,723

See accompanying notes to statutory financial statements

4

EQUITRUST LIFE INSURANCE COMPANY

Statutory Statements of Operations

Years ended December 31, 2025 and 2024

(In thousands of dollars)

	2025	2024
Revenues:
Premiums and other considerations:
Life and annuity premiums	$3,638,209	$6,531,514
Supplementary contracts with life contingencies	3,466	1,686
Net investment income	2,018,607	1,673,687
Commissions and expense allowances on reinsurance ceded	135,891	117,297
Miscellaneous income	9,357	-
Total revenues	5,805,530	8,324,184
Benefits and expenses:
Benefits paid or provided for:
Death benefits	43,162	34,183
Annuity benefits	445,533	396,705
Surrender benefits	1,635,462	1,651,399
Interest and adjustments on policy or deposit-type contract funds	156,487	2,796
Other benefits	1,718	1,590
Increase in policy reserves	2,442,318	5,231,560
Total benefits paid or provided for	4,724,680	7,318,233
Commissions	335,183	500,877
Commissions and expense allowances on reinsurance assumed	1,865	2,002
General expenses	133,955	104,157
Insurance taxes, licenses and fees	20,503	30,907
Total benefits and expenses	5,216,186	7,956,176
Gain from operations before federal income taxes and net
realized capital gains (losses)	589,344	368,008
Dividends to Policyholders	(1)	-
Federal income tax expense (benefit)	149,645	131,457
Gain from operations before net realized capital gains (losses)	439,700	236,551

Net realized capital gains (losses), less capital gains tax (benefit) of ($9,399) in 2025 and ($11,609) in 2024 and amounts transferred (to) from the interest maintenance reserve of $48 in 2025 and $1,375 in 2024	$(35,356)	$(43,673)
Net income	$404,344	$192,878

See accompanying notes to statutory financial statements

5

EQUITRUST LIFE INSURANCE COMPANY

Statutory Statements of Changes in Capital and Surplus

Years ended December 31, 2025 and 2024

(In thousands of dollars)

		Additional paid-	Unassigned	Total capital and
	Common Stock	in capital	funds	surplus
Balances at December 31, 2023	$3,000	$784,667	$1,630,706	$2,418,373

Correction of an error			(11,834)	(11,834)
Net income for 2024	-	-	192,878	192,878
Change in unrealized gains (losses) on investments, net of tax	-	-	36,626	36,626
Change in deferred income taxes	-	-	58,051	58,051
Change in nonadmitted assets	-	-	648	648
Change in asset valuation reserve	-	-	(10,612)	(10,612)
Change in surplus as a result of reinsurance	-	-	72,244	72,244
Balances at December 31, 2024	$3,000	$784,667	$1,968,707	$2,756,374

Correction of an error	-	-	(3,530)	(3,530)
Net income for 2025	-	-	404,344	404,344
Change in unrealized gains (losses) on investments, net of tax	-	-	(21,106)	(21,106)
Change in deferred income taxes	-	-	54,847	54,847
Change in nonadmitted assets	-	-	(15,114)	(15,114)
Change in asset valuation reserve	-	-	(29,879)	(29,879)
Change in surplus as a result of reinsurance	-	-	(86,554)	(86,554)
Balances at December 31, 2025	$3,000	$784,667	$2,271,715	$3,059,382

See accompanying notes to statutory financial statements

6

EQUITRUST LIFE INSURANCE COMPANY

Statutory Statements of Cash Flow

Years ended December 31, 2025 and 2024

(In thousands of dollars)

	2025	2024
Cash flow from operating activities:
Premiums and other considerations received, net of reinsurance paid	$3,622,370	$6,533,200
Net investment income received	1,862,761	1,542,535
Funds held by reinsurers and miscellaneous income (loss)	83,613	111,161
	5,568,744	8,186,896
Benefits paid	(1,967,324)	(1,892,118)
Commissions, expenses paid and aggregate write-ins for deductions	(484,454)	(625,480)
Dividends paid to policyholders	1	-
Federal income taxes received (paid)	(176,687)	(149,003)
Net cash provided by (used in) operating activities	2,940,280	5,520,295
Cash flow from investing activities:
Proceeds from sales, maturities or repayments of investments:
Bonds	2,303,922	3,483,035
Stocks	29,641	53,034
Mortgage loans	283,149	254,126
Other invested assets	42,823	142,387
Derivatives and miscellaneous proceeds	16,254	50,041
Total proceeds from sales, maturities or repayments of investments	2,675,789	3,982,623
Cost of investments acquired:
Bonds	(6,224,275)	(8,132,044)
Stocks	(43,947)	(62,053)
Mortgage loans	(692,878)	(593,166)
Real estate	1,784	-
Other invested assets	(83,825)	(80,090)
Derivatives and miscellaneous applications	(109,819)	(79,939)
Total cost of investments acquired	(7,152,960)	(8,947,292)
Net (increase) decrease in contract loans	(30)	109
Net cash provided by (used in) investing activities	(4,477,201)	(4,964,560)
Cash flow from financing and miscellaneous activities:
Other cash provided (used):
Borrowed Funds	(75,000)	74,935
Change in deposit type funds	1,050,000	464,503
Funds held under coinsurance	54,392	(21,276)
Repayments to parent	(1,725)	(1,145)
Cash advances to subsidiary	(1,023)	460
Cash received from derivative positions	45,539	91,316
Other sources, net	(43,674)	(27,926)
Net cash provided by (used in) financing and miscellaneous activities	1,028,509	580,867
Net increase (decrease) in cash, cash equivalents and short-term
investments:	(508,412)	1,136,602
Cash, cash equivalents and short-term investments:
Beginning of year	3,884,769	2,748,167
End of year	$3,376,357	$3,884,769

See accompanying notes to statutory financial statements

7

EQUITRUST LIFE INSURANCE COMPANY

Statutory Statements of Cash Flow

Years ended December 31, 2025 and 2024

(In thousands of dollars)

	2025	2024
Supplemental disclosures of noncash transactions:
Interest capitalization on bonds	$23,411	$20,018
Tax free exchanges-bonds	123,744	441,067
Taxable exchanges-bonds	15,753	996
Security transfers-bonds	-	28,773
Tax free exchanges-stocks	3,450	-
Reclass to common stocks	25,000	-
Tax free exchanges-other invested assets	1,720	347,418
Reclass to other invested assets	12,601	-
Mortgage interest capitalization	-	1,165
Reclass acquisition bonds	-	506
Mortgage loans transferred to real estate	22,529	-

See accompanying notes to statutory financial statements

8

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

Years ended December 31, 2025 and 2024

(In thousands of dollars, except per share data)

(1) Organization

EquiTrust Life Insurance Company (EquiTrust or the Company) operates in the life insurance industry, distributing individual annuity and life products through independent insurance marketing organizations and broker dealers. The Company is domiciled in the state of Arizona and is licensed to do business in forty-nine states and the District of Columbia. The Company has a closed block of annuity business from American Equity that was assumed through a coinsurance agreement. The Company also has executed reinsurance treaties with former affiliated, affiliated and nonaffiliated companies, to both assume and cede blocks of annuity business (see note 9).

On September 9, 2024, Amistad Financial Group, LLC, Atlanta Life Holdings, Inc., and Eric Holoman filed a Form A, Statement Regarding the Acquisition of Control of or Merger with a Domestic Insurer, with the Arizona Department of Insurance and Financial Institutions regarding the intended acquisition of the Company and its wholly-owned subsidiaries. On June 10, 2025, the Arizona Department of Insurance approved the acquisition and it was consummated on November 14, 2025, thereby making the Company a member of Amistad Financial Group, LLC holding company system.

(2) Summary of Significant Accounting Policies

(a) Basis of Presentation

The accompanying financial statements have been prepared on the basis of statutory accounting practices prescribed or permitted by the Arizona Department of Insurance, a comprehensive basis of accounting that differs from generally accepted accounting principles in the United States (GAAP). The Arizona Department of Insurance requires insurance companies domiciled in the state of Arizona to prepare their statutory basis financial statements in accordance with the National Association of Insurance Commissioners' (NAIC) Accounting Practices and Procedures Manual (NAIC SAP). On December 31, 2025 and 2024, the Company had no permitted or prescribed practices, other than NAIC SAP and permitted practices referred to in Note 2(n).

The Financial Accounting Standards Board promulgates the accounting principles for financial statements that are prepared in conformity with U.S. GAAP (GAAP) with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP as having been prepared in accordance with GAAP. The primary differences between GAAP and NAIC SAP, although not reasonably determinable are presumed to be material and pervasive and are summarized as follows:

Under GAAP:

●	The Asset Valuation Reserve (AVR) and Interest Maintenance Reserve (IMR) are eliminated as investments with unrealized gains and losses reported directly in equity and the realized gains and losses reported in income.

●	Certain assets designated under NAIC SAP as "nonadmitted assets" are included in the GAAP balance sheet rather than excluded from assets in the statutory balance sheet;

●	Certain policy acquisition costs and deferred sales inducements are deferred and amortized rather than being charged to operations as incurred;

9

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

Years ended December 31, 2025 and 2024

(In thousands of dollars, except per share data)

●	Policy and contract reserves for traditional life insurance are based on best estimates of expected mortality, morbidity, persistency and interest rather than being based on prescribed statutory methodologies;

●	Policy reserves on universal life and certain investment products are reported at account value, including additional liabilities for certain guaranteed benefits such as lifetime income benefit riders valued using actuarial assumptions for GAAP, rather than using prescribed statutory methodologies under NAIC SAP;

●	Insurance contracts that contain an embedded derivative, including fixed index annuities, are bifurcated from the host contract and accounted for separately at fair value while the host is accreted to the estimated future minimum guarantee value using the effective interest method. Under NAIC SAP, contracts that contain an embedded derivative are not bifurcated and are accounted for as part of the host contract;

●	Market Risk Benefits are accounted for using discounted stochastic projections and best estimates for policyholder behavior in terms of benefits less fees rather than using prescribed integrated benefit stream mechanisms under NAIC SAP.

●	Investments in wholly owned insurance subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent's financial statements rather than being carried at the parent's share of the underlying audited GAAP equity of a non-insurance subsidiary or statutory surplus of a domestic insurance subsidiary;

●	Bonds designated as available for sale and trading securities are reported at fair value for GAAP rather than at amortized cost, with unrealized gains and losses reported in equity and income, respectively;

●	An allowance for credit losses is established for available for sale securities under the current expected loss model under GAAP rather than being evaluated for other-than-temporary-impairments (OTTI) with impairments recorded as a direct write-down of the security's cost basis for NAIC SAP;

●	Equity securities are reported at fair value, net of tax, for GAAP with any changes reported in earnings, rather than unrealized gains and losses reported in capital and surplus;

●	Surplus notes designated as available for sale are reported at fair value for GAAP with unrealized gains and losses reported in equity whereas surplus notes rated by an NAIC Credit Rating Provider (CRP) with a designation equivalent of NAIC 1 or NAIC 2 shall be reported at amortized cost and those with an NAIC designation equivalent of NAIC 3 to NAIC 6 shall be reported at the lesser of amortized cost or fair value;

●	Preferred stock designated as available for sale and trading securities are reported at fair value for GAAP rather than at amortized cost for redeemable preferred stocks designated highest-quality to medium-quality (NAIC designations RP1 to RP3 and P1 to P3) or the lower of amortized cost or fair value for redeemable preferred stocks that are designated low quality to in or near default (NAIC designations RP4 to RP6 and P4 to P6, respectively);

●	Under GAAP, money market mutual funds are classified as short-term investments and as cash equivalents for NAIC SAP;

10

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

Years ended December 31, 2025 and 2024

(In thousands of dollars, except per share data)

●	Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance for NAIC SAP. Assets and liabilities are reported gross of reinsurance for GAAP and net of reinsurance for NAIC SAP;

●	The statements of cash flow reconcile to changes in cash and cash equivalents with original maturities of three months or less. Under NAIC SAP, the statements of cash flow reconcile to changes in cash, cash equivalents and short-term investments with original maturities of one year or less. A reconciliation of net income to net cash provided by operating activities is not required under NAIC SAP;

●	Premiums, benefits and reserve changes for deposit-type and investment contracts are not included in revenue or benefits in the statement of operations; and,

●	Generally, changes in deferred taxes are reported as a component of net income under GAAP. Under NAIC SAP, a net deferred tax asset ("DTA"), for the tax effect of timing differences between book and tax assets and liabilities, is only reported as an admitted asset to the extent that it is realizable within three years and represents less than 15% of capital and surplus (adjusted to exclude any net DTAs, electronic data processing ("EDP") equipment and operating system software and any net positive goodwill), subject to limits set by Statement of Statutory Accounting Principles ("SSAP") No. 101. The change in net deferred tax asset is recorded directly to surplus.

(b) Risks and Uncertainties

Financial Statements – The preparation of the Company's statutory basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those statements. The most significant estimates are associated with reserves for contract liabilities and fair value estimates of invested assets.

Investments – The Company is exposed to risks that issuers of securities owned by the Company will default or that interest rates will change and cause a decrease in the value of its investments. Management attempts to mitigate these risks by investing in high-grade securities and loans and by matching maturities of its investments with the anticipated payouts of its liabilities.

(c) Investments

All securities are accounted for as of the date the investments are purchased or sold (trade date).

Bonds

The Securities Valuation Office (SVO) of the NAIC evaluates the credit quality of the Company's bond investments when not otherwise evaluated by an independent CRP and issues related credit ratings. Bonds rated "1" (highest quality), "2" (high quality), "3" (medium quality), "4" (low quality) or "5" (lower quality) are reported in the financial statements at amortized cost, less any valuation impairment. Bonds rated "6" (lowest quality) are reported at the lower of amortized cost or fair value. The effective interest method is used to amortize any purchase premium or discount.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

Years ended December 31, 2025 and 2024

(In thousands of dollars, except per share data)

Included within bonds are asset-backed securities. The carrying value of most residential mortgage-backed securities and commercial mortgage-backed securities is determined based on the results of financial modeling performed by a third party, including estimates of future prepayments that are obtained from independent sources. Certain other asset-backed securities are subject to a two-step rating process developed by the SVO for determining carrying value. The carrying value of asset-backed securities in default that are other-than-temporarily impaired is based upon estimated cash flows discounted at the current effective yield when the intent and ability exists to hold the security until recovery of that value, otherwise such securities are carried at the lower of amortized cost or fair value.

Prepayment assumptions are updated at least quarterly, with the retrospective method used to adjust net investment income for changes in the estimated yield to maturity.

Adoption of Principles-Based Bond Definitions (Effective January 1, 2025)

Effective January 1, 2025, the Company adopted the NAIC's Principles-Based Bond Definition Project, as set forth in the revised SSAP No. 26 and SSAP No. 43. The Project establishes new principles-based guidance for classifying investments as "bonds," distinguishing between "issuer credit obligations" and "asset-backed securities," and clarifies the characteristics needed for securities to be reported as bonds for statutory purposes. Under the revised guidance, a bond is a security that establishes a creditor relationship with a fixed schedule for one or more future payments, and qualifies either as an Issuer Credit Obligation (ICO) reported under SSAP No. 26 or as an Asset-Backed Security (ABS) reported under SSAP No. 43. The Company evaluated all investments reported on Schedule D at the CUSIP/PPN (tranche) level and updated classifications accordingly.

Reclassification of Investments:

●	No investments previously classified as bonds were re-characterized as other invested assets.

●	Certain structured securities and hybrids were evaluated and, where appropriate, reclassified to align with the new issuer credit obligation or asset-backed security criteria.

●	As a result, $0 of invested assets were transferred from bonds to other invested assets, and $0 were transferred from other invested assets to bonds.

Significant Judgments and Policies:

Management exercised significant judgment in applying the definition to complex or hybrid securities, particularly for investments with both credit and collateral-based payment features. In such instances, classification was based on the predominance of payment characteristics consistent with the issuer credit obligation or asset-backed security as defined by the NAIC.

Financial Statement Impact:

As a result of implementation:

●	Admitted asset values changed by $0, and statutory surplus was affected by $0.

●	The changes had no impact on the Company's RBC ratio and other solvency metrics.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

Years ended December 31, 2025 and 2024

(In thousands of dollars, except per share data)

Preferred Stocks

Redeemable preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5, or 6. Redeemable preferred stocks with an NAIC rating designation of 4, 5, or 6 are stated at the lower of amortized cost or fair value. Perpetual preferred stocks are valued at fair value, not to exceed any currently effective call price. Redeemable preferred stock must be redeemed by the issuing enterprise or is redeemable at the option of the reporting entity. Perpetual preferred stock has no redemption or sinking fund features and is not redeemable at the option of the issuer.

Common Stocks

Unaffiliated common stocks are stated at fair value, with changes in unrealized gains or losses credited or charged directly to unassigned surplus, net of tax. Affiliated common stocks are carried at underlying audited U.S. GAAP equity.

Mortgage Loans

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method, net of provisions for estimated losses. A mortgage is evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation reserve is established for the excess of the carrying value of the mortgage over its estimated fair value through surplus. Changes in valuation reserves for temporary impairments on mortgages are included in net unrealized capital gains/(losses) on investments in surplus. When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recorded as a realized capital loss and any temporary valuation allowance is reversed. The Company recorded mortgage valuation allowances of $6,572 and $6,996 at December 31, 2025 and 2024, respectively.

Real Estate

Properties held for sale are stated at the lower of depreciated cost or fair value, less encumbrances and estimated costs to sell the property. Depreciation is computed on a straight-line basis for all real estate holdings. There were no encumbrances as of December 31, 2025 or 2024.

Cash, Cash Equivalents and Short-Term Investments

Cash constitutes a medium of exchange that a bank or other similar financial institution will accept for deposit and allow an immediate credit to the depositor's account. Also classified as cash for financial statement purposes, although not falling within the above definition of cash, are savings accounts and certificates of deposits or other similar financial instruments with maturity dates within one year or less from the acquisition date.

Cash equivalents are highly liquid, short-term investments with original maturities of three months or less that are both readily convertible to known amounts of cash and so near their maturity that they present insignificant risk of changes in value because of changes in interest rates and are typically reported at amortized cost. Money market mutual funds that are registered under the Investment Company Act of 1940 are reported as cash equivalents and carried at fair value or net asset value as a practical expedient. Short-term investments (debt securities with maturities of one year or less at the time of acquisition) that are not impaired are stated at amortized cost using the effective interest method. Short-term investments that are impaired are stated at

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

Years ended December 31, 2025 and 2024

(In thousands of dollars, except per share data)

the lower of amortized cost or fair value.

Contract Loans

Contract loans are secured by the cash surrender value or collateral assignment of the related policy or contract and are stated at outstanding principal balances inclusive of any unpaid accrued interest more than 90 days past due. The excess of unpaid contract loan balances over the cash surrender value, if any, is nonadmitted and reflected as an adjustment to surplus. Unpaid interest is capitalized on the policy or contract anniversary date.

Derivative Instruments

The Company uses currency swaps and currency forwards to hedge against the risk of fluctuations in foreign currency exchange rates. The Company also uses equity index options to hedge against certain equity indexed policyholder liabilities. Currency swaps, currency forwards and equity index options are marked to fair value. Changes in fair value are recorded as unrealized gains and losses within surplus. Effective January 1, 2022 in connection with the permitted practice discussed in Note 2(n), the Company began reporting equity index options at amortized cost, with amortization being calculated on a straight-line basis, with amortization expense and realized gains being reported in net investment income.

Beginning in 2024, the Company began using floating to fixed interest rate swaps to hedge exposure to floating interest rates on certain collateralized lending obligations. Hedge accounting is utilized for which the interest rate swaps are deemed cash flow hedges and are recorded at amortized cost with periodic swap settlements being recorded as investment income.

Other Invested Assets

Other invested assets are primarily comprised of investments in limited liability companies, surplus notes, limited partnerships, residual tranches of collateralized lending obligations, and collateral loans. Investments in limited liability companies and limited partnerships are stated based on the underlying GAAP audited equity of the investee. Surplus notes rated NAIC 1 through NAIC 2 by an NAIC CRP are carried at amortized cost and at the lesser of amortized cost or fair value if rated NAIC 3 through NAIC 6. Residual tranches of collateralized lending obligations are carried at the lesser of amortized cost or fair value with changes in fair value recorded in changes in capital and surplus. Collateral loans are carried at unpaid principal balance.

The Company held collateral loans by qualifying investment type as of December 31, 2025 and 2024 as follows:

	December 31, 2025			December 31, 2024
	Aggregate			Aggregate
	Loan	Admitted	Nonadmitted	Loan	Admitted	Nonadmitted
Collateral type
Bonds	$763,823	$763,823	$-	$769,856	$769,856	$-
Total	$763,823	$763,823	$-	$769,856	$769,856	$-

Receivable/Payable for Securities

The Company has entered into agreements to purchase or sell certain securities as of December 31, 2025 and 2024 that have not yet settled and are recorded as a payable or receivable at amortized cost.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

Years ended December 31, 2025 and 2024

(In thousands of dollars, except per share data)

Loan Payable

The Company entered into a $210,000 credit facility with PNC Financial Services ("PNC") effective October 14, 2022 in order to enhance the Company's liquidity position. On October 14, 2025, the PNC credit facility was amended and restated from $210,000 to $450,000. December 31, 2025 and 2024, the outstanding loan payable was $0 and $75,000, respectively. Accrued interest on the credit facility as of December 31, 2025 and 2024 was $161 and $852, respectively.

Reverse Repurchase Agreements

The Company enters into reverse repurchase agreements under which the Company is the secured lender. Under these agreements, the Company receives unrestricted collateral which has a fair value as of the transaction date of no less than 102% of the value of cash loaned. The Company loaned cash in the amount of $113,250 and $120,144 at December 31, 2025 and 2024, respectively, and recorded the loaned amounts as short-term investments.

Repurchase Agreements

The Company enters into repurchase agreements under which the Company is the borrower. Each repurchase agreement must be evidenced by a Master Repurchase Agreement ("MRA") or other written agreement between the Company and its counterparties. Under the terms of the MRAs, the Company sells investments to the counterparty and the Company agrees to repurchase the same or similar investments back from the counterparty on a specific date at a specified price. On the maturity date, the Company and counterparty may elect to enter into a new repurchase agreement. The Company's decision to do so is dependent on the Company's liquidity needs and its assessment of the creditworthiness of the counterparty and the collateral's performance. The Company borrowed cash in the amount of $0 at December 31, 2025 and 2024 and recorded the borrowed amounts as payable for securities lending.

Net Investment Income

Investment income is recorded when earned. Dividends are recorded on the ex-dividend date. See note 6 for further discussion of the Company's investment income.

Investment Income Due and Accrued

Accrued investment income is comprised of accrued interest on bonds, preferred stock, short-term investments, mortgage loans, contract loans, other invested assets and dividends declared but not yet received. Accrued investment income more than 90 days past due is nonadmitted and reported as a direct reduction of surplus in the statements of changes in capital and surplus. The Company has no accrued investment income more than 90 days past due as of December 31, 2025 and 2024.

Investment Capital Gains and Losses

Realized capital gains and losses are determined on the basis of the specific identification method. Realized capital losses also include valuation adjustments for impairments of bonds, mortgage loans, common and preferred stocks and other investments that have experienced a decline in fair value that management considers to be "other-than-temporary." In determining whether impairments are other-than-temporary, management considers the size of the excess of carrying value over fair value, the likelihood and expected timing of a recovery in value, the credit quality and financial condition of the issuer, management's

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

Years ended December 31, 2025 and 2024

(In thousands of dollars, except per share data)

intent to sell when a decline is due to interest rates, and management's intent and ability to hold the investment until maturity or a recovery in the investment's fair value. When it is determined that an investment (other than asset-backed securities, discussed below) is other-than-temporarily impaired, the cost basis of the investment is written down to fair value through a change recorded in net realized capital losses in the statements of operations.

For asset-backed securities the determination of OTTI is based on an estimate of the noninterest loss, which is recognized in net realized capital losses in the statements of operations. To the extent the Company determines that a non-structured security, corporate bond, common stock, preferred stock or mortgage loan is deemed to be OTTI, the difference between the cost of the security and fair value is recorded as a realized loss and the carrying amount of the investment is written down to its estimated fair value through realized capital losses. In accordance with SSAP No. 43, securities with OTTI are required to be written down to fair value only if the Company intends to sell or cannot assert the intent and ability to hold the investment until its anticipated recovery. However, if the Company can assert the intent and ability to hold the investment until its anticipated recovery, the valuation adjustment is based on the discounted future expected cash flows of the security discounted at the security's original effective interest rate. Realized capital gains and losses as reported in the statements of operations are net of any capital gains tax (or benefit) and exclude any deferrals to the IMR of interest rate related capital gains or losses.

Unrealized capital gains and losses include changes in the fair value of common stocks, interest rate swaps, certain bonds and preferred stocks carried at fair value due to NAIC rating and change in the equity method share of the accumulated earnings of limited liability companies and partnerships and are reported net of any related changes in deferred taxes. Changes in unrealized capital gains and losses are reported in the statements of changes in capital and surplus.

(d) Nonadmitted Assets

For statutory accounting purposes, certain assets are designated as nonadmitted assets (principally electronic data processing equipment, furniture and equipment and affiliated investments). EquiTrust had $16,550 and $1,436 in nonadmitted assets at December 31, 2025 and 2024, respectively.

(e) Separate Accounts

The assets and liabilities of the separate account shown in the statements of admitted assets, liabilities, and capital and surplus are reported at fair value or contract value in accordance with the valuation procedures in the applicable contract. The basis used for the separate accounts are as follows:

Separate Account I: Maintained for the benefit of the separate account policy holders and is legally insulated from general account claims. The assets and liabilities are reported at fair value.

Separate Account II: Maintained for the benefit of the separate account policy holders and is legally insulated from general account claims. The assets and liabilities for the Private Placement Funding Agreements, issued in 2018, are reported at contract value. The respective assets and liabilities are subject to a stable value protection master agreement which guarantees the performance of underlying investment divisions within Separate Account II to the Company and Private Placement Funding Agreement holders.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

Years ended December 31, 2025 and 2024

(In thousands of dollars, except per share data)

(f) Premium Revenue and Related Expenses

Annuity considerations are recognized as revenue when received. Life insurance premiums are recognized as revenue over the premium paying period of the related policies when due. Premiums for traditional life insurance products are recognized as revenue when due. Considerations for deposit-type contracts, which do not have any life contingencies, are recorded directly to the related liability. Expenses incurred in connection with acquiring new insurance business are charged to operations as incurred.

(g) Commission

The Company expenses commissions at the time of sale for all products. Renewal commissions are paid for Multi-Year Guaranteed Annuity (MYGA) and for additional premiums on some other products.

(h) Policy Reserves and Liabilities for Deposit-Type Contracts

Policy reserves and liabilities consist of life and annuity policy reserves and deposit-type contracts.

Life and Annuity Policy Reserves

Life and annuity policy liabilities are developed using prescribed actuarial methods and are intended to provide, in the aggregate, reserves that are greater than, or equal to, the minimum or guaranteed policy cash values or the amounts required by law. Life reserves are calculated in accordance with the Commissioner's Reserve Valuation Method (CRVM) and Actuarial Guideline 36 as applicable. Annuity reserves are calculated in accordance with the Commissioner's Annuity Reserve Valuation Method (CARVM) and Actuarial Guidelines 33 and 35, as applicable. Mortality is based on the appropriate table from the year of issue, most recently the 2017 CSO table for life insurance and the 2012 IAR table for annuities. Valuation interest rates are also based on liability type and year of issue; the rates range from 2.50% to 8.75%. The liability under Standard Valuation Law (SVL) for income benefit riders is based on the greatest present value of all potential future guaranteed benefits. For policies with lifetime income benefit riders, there is an additional benefit stream included in the calculation. The inputs used in the calculation of the liability for lifetime benefit riders are prescribed by SVL and generally require reserves for the worst-case scenario.

Deposit-Type Contracts

Liabilities for funding agreements, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates.

Policy and Contract Claims

The liability for policy and contract claims is based upon the estimated ultimate cost of settling the claims, using past experience adjusted for current trends, and any other factors that modify past experience.

(i) Income Taxes

The Company uses a balance sheet approach of accounting for federal income taxes. Current income taxes incurred are charged to the statements of operations based on estimates for the current year. Under the balance sheet method, deferred tax assets, net

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

Years ended December 31, 2025 and 2024

(In thousands of dollars, except per share data)

of any nonadmitted portion, and deferred tax liabilities are recognized for the future tax consequences attributable to differences between the statutory financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected on which those temporary differences are expected to be recovered or settled. The change in deferred taxes is charged or credited directly to surplus. The net deferred tax assets recorded are subject to the admissibility limitations and a valuation allowance, as applicable, set forth in SSAP No. 101, Income Taxes.

Beginning in 2022, the Company reported Equity Index Options as described in the Summary of Significant Accounting Policies Section (c) Derivative Instruments. The Company is following the Iowa prescribed method of accounting for statutory accounting purposes. For federal income tax purposes, the Company records the tax effect of mark-to-market unrealized gains (losses) in the period incurred and realized gains (losses) upon maturity. In 2023, the Company requested a change in the tax accounting method to spread the mark-to-market unrealized gains (losses) and realized gains (losses) over a three-year period. The Internal Revenue Service ("IRS") issued an approval of the requested change in tax accounting method in 2024.

The difference between statutory accounting and tax method results in material temporary differences that give rise to tax-effected Deferred Tax Assets ("DTA") of $18,700 and $12,400 as of December 31, 2025 and 2024, respectively. Additionally, the change in tax method of accounting requires recognition of IRC Section 481(a) adjustment to reflect the tax liability as if the new method had been used for three prior years. Per IRS guidance, the impact of Section 481(a) was recorded in 2023 and 2024. The result of application of Section 481(a) is an increase in taxable income in 2023 of $40,600 and a decrease in taxable income of $40,600 in 2024. As such, no Section 481(a) DTA remains as of December 31, 2025.

The Equity Options DTA is subject to admissibility rules under SSAP 101.

(j) Reinsurance

Assumed reinsurance premiums, claims and claim adjustment expenses are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. For ceded business, the Company remains contingently liable for the liabilities in the event the reinsurers are unable to meet their obligations under the reinsurance agreements. To limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors its concentration of credit risk.

(k) Amounts Recoverable and Payable Under Reinsurance Agreements

Amounts recoverable and payable under reinsurance agreements include amounts recoverable or due related to net settlements with assumed, ceded and retroceded activity.

(l) IMR/AVR

The Company is required to maintain an IMR and AVR. The IMR is used to defer realized capital gains and losses, net of any income tax, on fixed income investments and derivatives that are attributable to changes in market interest rates, including both changes in risk-free market interest rates and market credit spreads. Net realized capital gains and losses deferred to the IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold. Negative IMR is admitted in accordance with the guidelines established by the Statutory Accounting Principles Working Group ("SAPWG") in their interpretive guidance within INT 23-01. The AVR represents a reserve for invested asset valuation using a formula

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

Years ended December 31, 2025 and 2024

(In thousands of dollars, except per share data)

prescribed by the NAIC. The AVR is intended to protect surplus by absorbing declines in the value of the Company's investments that are not related to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the statements of changes in capital and surplus.

(m) Funds Withheld

The Company has coinsurance arrangements with funds withheld where the Company is both the ceding entity and the assuming entity. The following accounting applies to coinsurance arrangements with funds withheld:

The Company as Ceding Entity

Premiums paid or payable to the reinsurer reduce premium income. Policy benefits payments paid by the reinsurer reduce reported policy benefits. Commissions and expense allowances owed by the reinsurer are reported separately in the statements of operations as they are incurred. A net reduction to policy reserves is taken for the portion of the obligation assumed by the reinsurer. Any funds withheld by the Company as the ceding entity are recorded as a separate funds held liability in the statements of admitted assets, liabilities and capital and surplus.

The Company as Assuming Entity

Premiums received or receivable by the Company increase premium income. Policy benefit payments paid by the Company increase the reported policy benefits. Commissions and expense allowances owed by the Company are reported separately in the statements of operations when incurred. The Company records its share of the statutory policy reserves attributable to the business identified in the contract. Any funds withheld by the ceding entity are recorded by the Company as a separate funds held asset in the statements of admitted assets, liabilities and capital and surplus.

The Company also has a modified coinsurance arrangement with funds withheld where the Company is the ceding entity. The following accounting applies to modified coinsurance arrangements with funds withheld:

Ceding Entity

The Company retains assets equal to the modified coinsurance reserve. Premiums paid or payable to the reinsurer net of any experience refunds result in the reduction of premium income. Policy benefits payments paid by the reinsurer reduce reported policy benefits. Expense allowances paid by the reinsurer are reported separately in the statements of operations as they are incurred. The modified coinsurance reserve is included in policy reserves in the statements of admitted assets, liabilities and capital and surplus.

(n) Permitted Practice

In 2022, the Company requested and was granted a permitted practice by the Arizona Department of Insurance to follow the accounting practices prescribed by the Iowa Insurance Division Prescribed Method (Iowa administrative code r.191.97.1 – 191.97.7).

Under the permitted practice, financial options used for hedging purposes are recorded at amortized cost with amortization expense and realized gains recorded through net investment income instead of being recorded at market value with changes in

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

Years ended December 31, 2025 and 2024

(In thousands of dollars, except per share data)

market value being recorded to Capital and Surplus and realized gains or losses being recorded to net realized gains (losses). For aggregate reserves for life contracts, the Company's liabilities are consistent with the guidance in AG33 CRVM which requires the crediting rate to be consistent with the market value of financial options, whereas under the permitted practice the crediting rate does not consider the market value of options.

The differences between NAIC and permitted practices impact to Net Income and Capital and Surplus as of December 31, 2025 and December 31, 2024 are as follows:

	2025	2024
Statutory summary of operations:
Net income - permitted practice	$404,344	$192,878
Investment income from derivatives	279,038	217,486
Change in reserves	(99,971)	(36,196)
Realized gains and losses	(267,760)	(191,057)
Net Income - NAIC	$315,651	$183,111

Capital and surplus - permitted practice	$3,059,382	$2,756,374
Income impact from derivative instruments	97,128	85,848
Deferred taxes	18,747	12,384
Unrealized gains from derivatives	278,204	211,860
Reserves	(300,331)	(157,803)
Capital and surplus - NAIC	$3,153,130	$2,908,663

(3) Disclosures Concerning Fair Value of Financial Instruments

(a) Financial Instruments Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value estimates are significantly affected by the assumptions used, including the discount rate and estimates of future cash flow. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in some cases, could not be realized in the immediate settlement of the instruments. Certain financial liabilities (including noninvestment type insurance contracts) and all nonfinancial instruments are excluded from the disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value to the Company.

The Company's financial assets and liabilities have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements and Disclosures. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset or a liability's classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

Years ended December 31, 2025 and 2024

(In thousands of dollars, except per share data)

The levels of the fair value hierarchy are as follows:

Level 1 Fair value is based on unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 Fair value is based on quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are observable or can be corroborated by market data for the term of the instrument. Such inputs include market interest rates and volatilities, spreads and yield curves.

Level 3 Fair value is based on valuations derived from techniques in which one or more significant inputs are unobservable (supported by little or no market activity). Unobservable inputs reflect the Company's best estimate of what hypothetical market participants would use to determine a transaction price for the asset or liability at the reporting date.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the financial instrument. From time to time, there may be movements between levels as inputs become more or less observable, which may depend on several factors including the activity of the market for the specific security, the activity of the market for similar securities, the level of risk spreads and the source of the information from which we obtain the information. Transfers in or out of any level are measured as of the beginning of the period.

For financial instruments, the statement value and fair value, including level within the fair value hierarchy, at December 31, 2025 and 2024 were as follows:

	December 31, 2025
						Net Asset
	Statement value	Fair value	Level 1	Level 2	Level 3	Value
General account assets:
Bonds - Issuer credit obligations	$17,886,768	$17,211,625	$834,619	$5,278,360	$11,098,646	$-
Bonds - Asset-backed securities	8,457,483	7,899,085	-	6,577,043	1,322,042	-
Preferred stocks	156,264	156,264	-	88,768	67,496	-
Common stocks	264,718	264,718	-	201,250	63,468	-
Mortgage loans	4,284,430	4,051,295	-	4,051,295	-	-
Cash, cash equivalents, and short-term investments	3,376,357	3,376,357	1,158,030	2,218,327	-	-
Contract loans	6,735	6,735	6,735	-	-	-
Other invested assets	1,174,440	1,181,064	-	58,550	837,839	284,675
Derivative instruments	168,578	446,600	-	387,078	59,522	-
Receivable for securities	140,382	140,382	140,382	-	-	-
Separate account assets	915,699	738,600	73,748	-	664,852	-

General account liabilities:
Liability for deposit-type contracts	$5,890,536	$5,890,536	$-	$-	$5,890,536	$-
Amount payable under reinsurance agreements	172,653	172,653	172,653	-	-	-
Derivative collateral	366,619	366,619	366,619	-	-	-
Derivative instruments	2,770	2,770	-	2,770	-	-
Payable for securities	121,715	121,715	121,715	-	-	-
Loan payable	161	161	161	-	-	-
Separate account liabilities	915,699	738,600	73,748	-	664,852	-

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

Years ended December 31, 2025 and 2024

(In thousands of dollars, except per share data)

	December 31, 2024
	Statement					Net Asset
	value	Fair value	Level 1	Level 2	Level 3	Value
General account assets:
Bonds	$22,379,427	$20,694,863	$1,171,650	$11,222,852	$8,300,361	$-
Preferred stocks	171,642	171,559	-	94,929	76,630	-
Common stocks	232,672	232,672	21,062	179,731	13,551	18,328
Mortgage loans	3,911,417	3,566,176	-	3,566,176	-	-
Cash, cash equivalents, and short-term
investments	3,884,769	3,883,901	3,883,901	-	-	-
Contract loans	6,705	6,705	6,705	-	-	-
Other invested assets	1,163,900	1,164,114	26,378	80,297	819,756	237,683
Derivative instruments	181,744	393,125	-	363,791	29,334	-
Receivable for securities	30,562	30,562	30,562	-	-	-
Separate account assets	900,578	708,378	71,623	-	636,755	-

General account liabilities:
Liability for deposit-type contracts	$4,826,432	$4,826,432	$-	$-	$4,826,432	$-
Amount payable under reinsurance
agreements	71,048	71,048	71,048	-	-	-
Derivative collateral	323,850	323,850	323,850	-	-	-
Payable for securities	98,175	98,175	98,175	-	-	-
Loan payable	75,000	75,000	75,000	-	-	-
Separate account liabilities	900,578	708,378	71,623	-	636,755	-

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

(I) Bonds

The statutory basis of accounting permits fair value disclosures for bonds to be based on valuations published by the SVO, quoted market prices, independent pricing services or internally developed pricing models. Management takes into consideration several sources of data in determining the fair values of bonds. The Company's valuation policy dictates that prices are initially sought from third party pricing services. In the event that pricing is not available from these services, or upon review of the prices provided it is determined the prices may not be reflective of market conditions, those securities are submitted to brokers to obtain quotes. The Company evaluates the third party pricing services and brokers to assess whether the vendor applies methodologies that will provide an appropriate value. The disclosure of fair value for bonds is primarily based on third party pricing services or broker quotes. For privately placed long-term bond investments without a readily ascertainable fair value, such values were determined utilizing a discounted cash flow methodology based on readily observable coupon rates, maturity provisions and credit assumptions from nearly-identical or similar investments.

The Company takes into consideration both qualitative and quantitative factors as part of its analysis, including but not limited to, an overall analysis of portfolio fair value movement against general movements in interest rates and spreads. The Company also compares price movement trends, considering the reasons for both significant price movements between periods and a lack of movement where the Company has become aware of securities that experienced a positive or negative credit or other event that would suggest the price provided has not captured market activity.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

Years ended December 31, 2025 and 2024

(In thousands of dollars, except per share data)

Effective January 1, 2025, the Company adopted the NAIC Principles-Based Bond Definition Project (the "Bond Project"), as discussed in Note 2, which revised the definition of bonds for statutory accounting purposes. For further detail on the Company's implementation of the revised definitions, including management judgment in classifying investments as ICO or ABS, please refer to Note 2.

(II) Preferred Stocks

The fair values of preferred stocks are determined using prices provided by third party pricing services or broker quotes.

(III) Common Stocks

The fair value of unaffiliated common stocks is based on quoted market prices where available and internal estimates. The Company records its investments in investment funds based on the underlying U.S. GAAP audited equity of the investee which is measured at fair value.

(IV) Mortgage Loans

The fair value of mortgage loans is determined by a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions. Depending on the credit quality and remaining term of the mortgage loan, the discount rate incorporates a spread that typically ranges from 150 to 350 basis points over treasury rates of a comparable tenor.

(V) Cash, Cash Equivalents and Short-Term Investments

The carrying values approximate fair value.

(VI) Contract Loans

The carrying values approximate fair value.

(VII) Other Invested Assets

The fair values of other invested assets in the table above, which consist of investment fund limited partnerships and limited liability companies, collateral loans, residual tranches of collateralized lending obligations, and surplus notes are determined as follows:

(a) Limited Partnerships and Limited Liability Companies

As allowed by NAIC SAP, fair values are not assigned to investments accounted for using the equity method. Fair values are determined using net asset values reported by the investee or internal estimates.

(b) Collateral Loans

The fair value of collateral loans is determined using interest and principal at a yield of interpolated swaps plus a spread. Due to the call feature, the fair value of collateral loans typically approximates their carrying value.

(c) Residual Tranches

Fair values are determined by using quoted market prices, independent pricing services, or internally developed pricing models.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

Years ended December 31, 2025 and 2024

(In thousands of dollars, except per share data)

(d) Surplus Notes

The fair value of surplus notes is obtained from third party independent pricing services.

(VIII) Derivative Financial Instruments

The Company's derivative instruments and collateral generally represent those traded in over-the-counter markets for which fair value is estimated by the Company personnel using industry standard models with market observable inputs such as swap yield curves, Secured Overnight Financing Rate (SOFR) basis curves, option volatilities and credit spreads. The Company's derivative collateral payable primarily consists of U.S. treasuries and/or cash equivalents, for which cost approximates fair value.

(IX) Separate Accounts

Separate account assets and liabilities are carried at contract value, fair value or if there is no available market, then in accordance with the valuation procedures in the applicable contract. Separate account assets carried at fair value consist of investments recorded at net asset value, adjusted for stable value protection as applicable, and valued using a discounted cash flow methodology based on coupon rates, maturity provisions, and credit assumptions.

Separate account assets carried at contract value were $177,100 and $192,200 as of December 31, 2025 and 2024, respectively.

(X) Deposit-Type Contracts

For deposit-type contracts, the carrying value is payable upon demand, net of surrender charges. The account value of deposit-type contracts approximates fair value. Included in deposit-type contract liabilities are funding agreements with the Federal Home Loan Bank of Des Moines (FHLB) as well as secured funding agreements with Valerian Capital (VCAP). The Company manages these funds in an investment spread strategy, consistent with its other investment spread operations. Accordingly, the Company considers these funds policyholder liabilities (see note 11). Fair value of the FHLB funding agreements is equal to outstanding principal plus accrued interest.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

Years ended December 31, 2025 and 2024

(In thousands of dollars, except per share data)

(b) Valuation of Financial Instruments held at Fair Value by Fair Value Hierarchy Levels

The following table presents the Company's assets and liabilities measured at fair value in the statements of admitted assets, liabilities, capital and surplus as of December 31, 2025 and 2024:

	December 31, 2025
	Level 1	Level 2	Level 3	Total
General account investment assets:
Bonds - Issuer credit obligations	$-	$-	$290	$290
Bonds - Asset-backed securities	-	11,000	-	11,000
Preferred stocks	-	88,768	67,496	156,264
Common stocks	-	201,250	38,665	239,915
Derivative instruments	-	(2,484)	-	(2,484)
Other invested assets	-	-	30,865	30,865
Separate account assets	$73,748	$-	$664,852	$738,600

General account investment liabilities
Derivative instruments	$-	$2,770	$-	$2,770
Separate account liabilities	$73,748	$-	$664,852	$738,600

	December 31, 2024
	Level 1	Level 2	Level 3	Total
General account investment assets:
Bonds	$-	$1,521	$-	$1,521
Preferred stocks	-	94,929	76,630	171,559
Common stocks	21,062	179,731	13,551	214,344
Derivative instruments		17,959	-	17,959
Other invested assets	26,378	111	42,266	68,755
Separate account assets	71,623	-	636,755	708,378

Separate account liabilities	$71,623	$-	$636,755	$708,378

The Company may reclassify assets reported at fair value on a recurring basis between levels of the SSAP No. 100 fair value hierarchy if appropriate based on changes in the quality of valuation inputs available during a reporting period. There are no transfers between Level 1 and Level 2 during the years ended December 31, 2025 and 2024.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

Years ended December 31, 2025 and 2024

(In thousands of dollars, except per share data)

The following tables summarize the changes in fair value of Level 3 financial instruments measured at fair value for the years ended December 31, 2025 and 2024:

	Balance,	Total gains or losses						Transfers to/from	Ending Balance
							Transfer	separate
	December 31,	Included in	Included in			Transfer into	out	account	December 31,
	2024	net income	Surplus	Purchases	Sales	Level 3	of Level 3	assets/liabilities	2025
Assets:
Bonds - Issuer
credit obligations	$-	$-	$-	$475	$(3,350)	$3,165	$-	$-	$290
Bonds - Asset- backed securities	-	-	-	-	-	-	-	-	-
Common stocks	13,551	-	(462)	3,325	-	22,251	-	-	38,665
Preferred stocks	76,630	-	(2,265)	-	(6,869)	-	-	-	67,496
Other invested assets	42,266	-	(644)	-	(1,922)	25	(8,860)	-	30,865
Separate account assets	636,755	34,889	15,100	-	(21,892)	-	-	-	664,852
Total	$769,202	$34,889	$11,729	$3,800	$(34,033)	$25,441	$(8,860)	$-	$802,168

Liabilities:
Separate account liabilities	636,755	34,889	15,100	-	(21,892)	-	-	-	664,852
Total	$636,755	$34,889	$15,100	$-	$(21,892)	$-	$-	$-	$664,852

	Balance,	Total gains or losses							Transfers to/from	Ending Balance
									separate
	December 31,	Included in	Included in				Transfer into	Transfer out	account	December 31,
	2023	net income	Surplus	Purchases	Sales		Level 3	of Level 3	assets/liabilities	2024
Assets:
Bonds	$-	$-	$-	$-	$		$-	$-	$-	$-
Common stocks	20,325	-	(367)	12,159		(715)	478	(18,329)	-	13,551
Preferred stocks	84,826	-	861	-		(9,057)	-	-	-	76,630
Other invested assets	79,903	-	(783)	14		(36,868)	-	-	-	42,266
Separate account assets	620,046	102,242	(54,141)	-		(31,392)	-	-	-	636,755
Total	$805,100	$102,242	$(54,430)	$12,173		$(78,032)	$478	$(18,329)	$-	$769,202
Liabilities:

Separate account liabilities	620,046	102,242	(54,141)	-		(31,392)	-	-	-	636,755
Total	$620,046	$102,242	$(54,141)	$-		$(31,392)	$-	$-	$-	$636,755

At the beginning of each reporting period, the Company evaluates whether or not any event has occurred or circumstances have changed that would cause an instrument to be transferred between levels as discussed in Note 3(a). Transfers in and out of Level 3 are primarily the result of using internal valuation models and estimates or reclassifications of invested assets.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

Years ended December 31, 2025 and 2024

(In thousands of dollars, except per share data)

Quantitative Information about Level 3 Fair Value Measurements

The following table provides quantitative information about the significant unobservable inputs used for recurring fair value measurements categorized within Level 3:

	December 31, 2025
	Assets/liabilities measured at fair value	Valuation technique(s)	Unobservable input description	Input/range of inputs (weighted average)
Assets:

Bond
Issuer Credit Obligation	$290	NAIC Designation	Expected recovery amount	N/A

Common stock
Industrial	15,477	Internal model or third party valuation	Yield curve, discount rate	10-12%

Industrial	23,188	Cost	Trade price	-
Preferred Stock

Industrial	67,496	Discounted cash flow model	Yield curve, discount rate	4.5-6.2%
Other invested assets	30,865	Impaired value / Cost	Expected recovery amount / Trade Price	N/A
Total equities	137,026

Separate accounts:
Funds	$664,852	Contract value	Contract value	N/A

	December 31, 2024
	Assets/liabilities measured at fair value	Valuation technique(s)	Unobservable input description	Input/range of inputs (weighted average)
Assets:
Common stock
Industrial	$13,551	Cost/net asset value	Yield curve, discount rate	12%
Preferred Stock
Industrial	76,630	Discounted cash flow model	Yield curve, discount rate	5.3-6.3%
Other invested assets	42,266	Cost, pricing vendor, net asset value	Trade price, net asset value	N/A
Total equities	132,447

Separate accounts:
Funds	$636,755	Contract value	Contract value	N/A

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

Years ended December 31, 2025 and 2024

(In thousands of dollars, except per share data)

(4) Investments

The carrying value and fair value of investments in bonds and equity securities as of December 31, 2025 and 2024 are as follows:

	2025
		Gross unrealized	Gross unrealized	Estimated fair
	Carrying value	gains	losses	value
Bonds - Issuer credit obligations
U.S. government obligations	$858,068	$5,807	$(21,124)	$842,751
Municipal bonds – general obligations (D&G)	138,607	5	(30,662)	107,950
Municipal bonds – special revenue	1,066,718	850	(225,143)	842,425
Corporate bonds (unaff.)	15,385,540	103,746	(496,030)	14,993,256
Corporate bonds - bonds issued by funds
representing operating entities (unaff.)	73,209	819	(2,794)	71,234
Bank loans – acquired (unaff.)	364,625	810	(11,427)	354,008
Bonds - Asset-backed securities
Financial - self liquidating
Agency RMBS - guaranteed	136,545	1,455	(5,433)	132,567
Agency CMBS - guaranteed	15,658	54	(374)	15,338
Agency RMBS - not/partially guaranteed	2,536,805	13,736	(226,423)	2,324,118
Agency CMBS - not/partially guaranteed	128,160	1,396	(2,542)	127,014
Non-agency RMBS (unaff.)	239,374	8,069	-	247,443
Non-agency CMBS (unaff.)	1,023,916	6,869	(78,675)	952,110
Non-agency - CLOs/CBOs/CDOs (unaff.)	2,043,610	7,492	(5,057)	2,046,045
Other ABS (unaff.)	2,108,530	26,091	(306,352)	1,828,269
Non-financial - practical expedient
Lease-backed securities - (unaff.)	27,114	32	(68)	27,078
Other ABS (unaff.)	197,772	2,485	(1,154)	199,103
Total bonds	$26,344,251	$179,716	$(1,413,258)	$25,110,709

		Gross unrealized	Gross unrealized	Estimated fair
	Cost	gains	losses	value
Common stocks	$274,856	$414	$(10,552)	$264,718

		Gross unrealized	Gross unrealized	Estimated fair
	Cost	gains	losses	value
Preferred stocks	$188,641	$394	$(32,771)	$156,264

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

Years ended December 31, 2025 and 2024

(In thousands of dollars, except per share data)

	2024
		Gross	Gross
		unrealized	unrealized	Estimated fair
	Carrying value	gains	losses	value
Bonds:
U.S. governments	$699,265	$1,181	$(26,255)	$674,191
U.S. states, territories and possessions	8,913	-	(1,197)	7,716
U.S. political subdivision of states, territories
and possessions	130,963	4	(28,011)	102,956
U.S. special revenue, special assessment
obligations	3,353,393	2,211	(574,105)	2,781,499
Industrial and miscellaneous unaffiliated	18,096,742	91,734	(1,143,224)	17,045,252
Hybrid securities	90,151	7	(6,909)	83,249
Total bonds	$22,379,427	$95,137	$(1,779,701)	$20,694,863

		Gross unrealized	Gross unrealized	Estimated fair
	Cost	gains	losses	value
Common stocks	$244,779	$974	$(13,081)	$232,672

		Gross unrealized	Gross unrealized	Estimated fair
	Cost	gains	losses	value
Preferred stocks	$199,764	$772	$(28,977)	$171,559

As of December 31, 2025 and 2024, bonds with a carrying value of $6,598 and $6,597, respectively, are on deposit with various state insurance departments to meet regulatory requirements, which is approximately 0.02% of admitted assets.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

Years ended December 31, 2025 and 2024

(In thousands of dollars, except per share data)

The following tables analyze the Company's investment positions with unrealized losses segmented by type of security and period of continuous unrealized loss as of December 31, 2025 and 2024:

	2025
	Less than 12 months		Greater than 12 months		Total
		Unrealized		Unrealized		Unrealized
	Fair Value	losses	Fair Value	losses	Fair Value	losses
Bonds:
Issuer credit obligations
U.S. government	$392,014	$(6,315)	$228,084	$(14,809)	$620,098	$(21,124)
Municipal	2,433	(117)	925,476	(255,688)	927,909	(255,805)
Corporate	2,351,434	(95,345)	4,151,718	(400,685)	6,503,152	(496,030)
Foreign governments / Sovereigns	-	-	-	-	-	-
All other	143,441	(7,656)	158,939	(6,565)	302,380	(14,221)
Asset-backed securities
Residential mortgage-backed
securities	204,607	(3,262)	1,338,246	(228,594)	1,542,853	(231,856)
Commercial mortgage-backed
securities	162,624	(2,315)	612,042	(79,276)	774,666	(81,591)
CLO / Other structured ABS	884,573	(6,798)	1,037,909	(305,833)	1,922,482	(312,631)
Total bonds	$4,141,126	$(121,808)	$8,452,414	$(1,291,450)	$12,593,540	$(1,413,258)

Common stocks	$24,804	$(196)	$15,149	$(10,356)	$39,953	$(10,552)

Preferred stocks	$28,128	$(1,888)	$88,768	$(30,883)	$116,896	$(32,771)

	2024
	Less than 12 months		Greater than 12 months		Total
		Unrealized		Unrealized		Unrealized
	Fair Value	losses	Fair Value	losses	Fair Value	losses
Bonds:
U.S. governments	$311,908	$(19,254)	$59,794	$(7,001)	$371,702	$(26,255)
U.S. states, territories and possessions	-	-	7,716	(1,197)	7,716	(1,197)
U.S. political subdivision of states,
territories and possessions	512	(3)	102,089	(28,008)	102,601	(28,011)
U.S. special revenue, special assessment
obligations	615,155	(11,056)	2,145,673	(563,049)	2,760,828	(574,105)
Industrial and miscellaneous unaffiliated	2,691,337	(144,672)	7,792,131	(998,552)	10,483,468	(1,143,224)
Hybrid securities	26,431	(677)	44,542	(6,232)	70,973	(6,909)
Total bonds	$3,645,343	$(175,662)	$10,151,945	$(1,604,039)	$13,797,288	$(1,779,701)

Common stocks	$190	$(914)	$25,322	$(12,167)	$25,512	$(13,081)

Preferred stocks	$-	$(1,002)	$94,928	$(27,975)	$94,928	$(28,977)

These securities are included in the Company's regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are OTTI. Of all the debt securities in an unrealized loss position as of December 31, 2025 and 2024, 97.3% and 96.8% of the securities are rated investment grade, and 2.7% and 3.2% of the securities are rated as noninvestment grade. Investment grade is defined as those securities rated a "1" or "2", and noninvestment grade securities are defined as "3" through "6" by the Securities Valuation Office of the NAIC.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

Years ended December 31, 2025 and 2024

(In thousands of dollars, except per share data)

The Company believes the unrealized loss position is not necessarily predictive of the ultimate performance of these securities, and with respect to fixed maturity securities, it has the ability and intent to hold until the earlier of the recovery in value, or until maturity, and with respect to equity securities, it has the ability and intent to hold until the recovery in value. Evaluations of future OTTI will depend primarily on economic fundamentals, issuer performance, changes in collateral valuation, changes in interest rates, and changes in credit spreads. If economic fundamentals and any of the above factors continue to deteriorate, OTTI may be incurred in upcoming periods.

The Company recognized total realized losses for OTTI of $37,354 and $63,669 during 2025 and 2024, respectively. The Company recognized $0 and $0 realized losses for OTTI of asset-backed securities during 2025 and 2024, respectively.

There were no asset-backed securities as of December 31, 2025 and 2024, with a recognized OTTI for which the present value of cash flows expected to be collected was less than the amortized cost basis of the securities at the time of impairment. Expected maturities differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. The carrying value and fair value of bonds as of December 31, 2025 by contractual maturity are as follows:

	Carrying value	Fair Value
Due in one year or less	$489,205	$488,860
Due in one year through five years	4,264,810	4,251,629
Due in five years through ten years	5,197,711	5,139,099
Due after ten years	7,935,042	7,332,036
	17,886,768	17,211,624
Mortgage-backed and other asset-backed	8,457,483	7,899,085
Total	$26,344,251	$25,110,709

The table below indicates the amount of FHLB stock purchased/owned, which is 0.53% and 0.54% of admitted assets as of December 31, 2025 and 2024, respectively:

	2025	2024
FHLB stock purchased/owned as part of the agreement:
Membership stock - Class A	$-	$-
Membership stock - Class B	10,000	10,000
Activity stock	191,250	166,500
Excess stock	-	-
Aggregate total	$201,250	$176,500

				6 months to	1 year to
Membership stock (Class A and B) eligible	Current	Not eligible for	Less than	less than 1	less than 3
for redemption	year total	redemption	6 months	year	years	3 to 5 years
Class A	$-	$-	$-	$-	$-	$-
Class B	10,000	-	-	-	-	10,000

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

Years ended December 31, 2025 and 2024

(In thousands of dollars, except per share data)

Subprime Mortgage Related Risk Exposure

The Company does not have any direct exposure through investments in subprime mortgage loans.

Reverse Repurchase Agreements Transactions Accounted for as Secured Lending

The Company is authorized to enter into reverse repurchase agreements pursuant to the Company's investment guidelines. Each reverse repurchase agreement must be evidenced by a MRA or other written agreement between the Company and its counterparty. Under the terms of an MRA, the Company purchases investments from the counterparty and the counterparty agrees to repurchase the same, or similar, investments back from the Company on a specified date at a specified price. On the maturity date, the Company may elect to enter into a new reverse repurchase agreement with the same counterparty. The Company's decision to do so will be dependent on the Company's liquidity needs and its assessment of the counterparty and collateral's performance.

In order to mitigate the risk of a loss in value of the collateral securities, the Company requires its counterparties to provide assets in excess of the loan amount, otherwise known as overcollateralization. The amount of overcollateralization is up to the Company's discretion, but will not be less than 102%. Each of the Company's reverse repurchase agreements has a short duration, which further mitigates potential financial risks associated with these transactions. The Company's reverse repurchase agreements are bilateral and the Company does not enter into tri-party reverse repurchase agreements.

The following provides information related to reverse repurchase activity for 2025:

	Year Ended December 31, 2025
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Original flow and residual maturity
Maximum amount
One week to one month	$-	$-	$-	$-
One to three months	-	-	-	-
Three months to one year	114,842	114,842	113,250	113,250
Ending balance
One week to one month	$-	$-	$-	$-
One to three months	-	-	-	-
Three months to one year	114,842	114,842	113,250	113,250
Fair value of securities acquired under repo
Maximum amount	$172,218	$172,211	$161,000	$161,000
Ending balance	172,218	172,211	161,000	161,000

All reverse repurchase agreements were considered secured borrowing in 2025 for which all securities acquired under these arrangements were NAIC 1 rated instruments.

Repurchase Agreements Transactions Accounted for as Secured Borrowing

The Company is authorized to enter into repurchase agreements pursuant to the Company's investment guidelines. Each repurchase agreement must be evidenced by a MRA or other written agreement between the Company and its counterparties. Under the terms of the MRAs, the Company sells investments to the counterparty and the Company agrees to repurchase the same or similar investments back from the counterparty on a specific date at a specified price. On the maturity date, the

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

Years ended December 31, 2025 and 2024

(In thousands of dollars, except per share data)

Company may elect to enter into a new repurchase agreement with the same counterparty. The Company's decision to do so is dependent on the Company's liquidity needs and its assessment of the creditworthiness of the counterparty and the collateral's performance. The Company's repurchase agreements are bilateral and the Company does not enter into tri-party repurchase agreements. The Company had no outstanding repurchase agreement transactions accounted for as secured borrowing as of December 31, 2025 and 2024.

The following provides information related to repurchase activity for 2025:

	2025
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Original flow and residual maturity
Maximum amount
One week to one month	$-	$24,969	$-	$-
One to three months	204,256	225,391	-	-
Three months to one year	-	183,901	152,214	-
Ending balance
One week to one month	$-	$24,969	$-	$-
One to three months	204,256	225,391	-	-
Three months to one year	-	183,901	152,214	-
Fair value of securities provided under repo
Maximum amount	$196,593	$428,171	$146,871	$-
Ending balance	196,593	428,171	146,871	-
Carrying value of securities provided under repo
Maximum amount	$202,045	$431,358	$146,105	$-
Ending balance	202,045	431,358	146,105	-

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

Years ended December 31, 2025 and 2024

(In thousands of dollars, except per share data)

(5) Mortgage Loans

The Company purchases mortgages that are collateralized by commercial real estate and residential real estate. The Company had no commercial mortgages with interest due greater than 30 days past due and 75 residential mortgages with $5,616 in interest due greater than 30 days past due at the end of 2025. The Company had 4 commercial mortgages with $748 interest due greater than 30 days past due and 72 residential mortgages with $3,383 in interest due greater than 30 days past due at the end of 2024. Refer to the following table for further detail on the aging of the past due mortgages as of December 31, 2025 and 2024.

	Year Ended December 31, 2025
		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
Recorded Investment (All)
Current	$-	$-	$622,988	$-	$3,527,095	$86,603	$4,236,686
30-59 Days Past Due	-	-	11,206	-	-	-	11,206
60-89 Days Past Due	-	-	4,525	-	-	-	4,525
90-179 Days Past Due	-	-	10,742	-	-	-	10,742
180+ Days Past Due	-	-	27,843	-	-	-	27,843
Accruing Interest 90-179 Days Past Due
Recorded Investment	-	-	10,742	-	-	-	10,742
Interest Accrued	-	-	907	-	-	-	907
Accruing Interest 180+ Days Past Due
Recorded Investment	-	-	27,843	-		-	27,843
Interest Accrued	-	-	3,925	-		-	3,925
Interest Reduced
Recorded Investment	-	-	-	-	-	-	-
Number of Loans	-	-	-	-	-	-	-
Percent Reduced	-	-	-	-	-	-	-
Participant or Co-lender in a Mortgage
Loan Agreement
Recorded Investment	-	-	677,304	-	-	-	677,304
Taxes, Assessments, and amounts advanced not included in mortgage loan total	$-	$-	$-	$-	$-	$-	$-

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

Years ended December 31, 2025 and 2024

(In thousands of dollars, except per share data)

	Year Ended December 31, 2024
		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
Recorded Investment (All)
Current	$-	$-	$660,977	$-	$3,027,487	$101,720	$3,790,184
30-59 Days Past Due	-	-	15,426	-	47,225	-	62,651
60-89 Days Past Due	-	-	3,587	-	-	-	3,587
90-179 Days Past Due	-	-	7,447	-	-	-	7,447
180+ Days Past Due	-	-	31,625	-	22,530	389	54,544
Accruing Interest 90-179 Days Past Due
Recorded Investment	-	-	7,447	-	-	-	7,447
Interest Accrued	-	-	411	-	-	-	411
Accruing Interest 180+ Days Past Due
Recorded Investment	-	-	31,625	-	22,530	389	54,544
Interest Accrued	-	-	2,567	-	251	49	2,867
Interest Reduced
Recorded Investment	-	-	-	-	-	-	-
Number of Loans	-	-	-	-	-	-	-
Percent Reduced	-	-	-	-	-	-	-
Participant or Co-lender in a Mortgage
Loan Agreement
Recorded Investment	-	-	719,062	-	-	-	719,062
Taxes, Assessments, and amounts advanced not included in mortgage loan total	$-	$-	$-	$-	$-	$-	$-

The aggregate ratio of amounts loaned to the fair value of collateral (loan-to-value ratio) for commercial mortgage loans originated during 2025 and 2024 were 55.3% and 49.5% with a maximum of 71.7% and 77.4% for any single loan during both 2025 and 2024, respectively. In circumstances where management has deemed it probable that the Company will be unable to collect all contractual principal and interest on a mortgage loan, a valuation allowance is established to reduce the statement value of the mortgage loan to its net realizable value. In 2025 and 2024, the Company recorded a valuation allowance on residential mortgages of $6,572 and $6,996 at December 31, 2025 and 2024, respectively. Commercial and residential mortgages have interest rates ranging from 2.5% to 14.5% per annum. During 2025 and 2024, the Company did not reduce coupon rates on any outstanding mortgages. The Company has accrued interest on mortgages of $33,209 and $25,999 at December 31, 2025 and 2024, respectively.

The tables below provide additional information regarding commercial and residential mortgage loans:

	December 31, 2025		December 31, 2024
Collateral Type	Carrying value	Percent of total	Carrying value	Percent of total
Multifamily	$1,391,954	32.4%	$1,263,349	32.2%
Other	777,149	18.1%	547,751	14.0%
Industrial	809,941	18.9%	826,806	21.1%
Office buildings	406,971	9.5%	335,820	8.6%
Retail	227,683	5.3%	225,625	5.8%
Residential	677,304	15.8%	719,062	18.4%
Total before allowance	4,291,002	100.0%	3,918,413	100.0%
Valuation allowance	(6,572)		(6,996)
Total	$4,284,430		$3,911,417

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

Years ended December 31, 2025 and 2024

(In thousands of dollars, except per share data)

	December 31, 2025		December 31, 2024
Geographic region	Carrying value	Percent of total	Carrying value	Percent of total
East	$671,562	15.7%	$654,914	16.7%
Midwest	704,657	16.4%	591,439	15.1%
South	1,351,144	31.5%	1,136,861	29.0%
West	1,563,639	36.4%	1,524,471	38.9%
Foreign	-	-%	10,728	0.3%
Total	$4,291,002	100.0%	$3,918,413	100.0%

The Company uses an internal rating system based upon the NAIC Risk Based Capital ("RBC") methodology as its primary method of monitoring credit quality. Along with specific loan terms, two key management assumptions are required including the risk rating of the loan (our current rating system AAA- highest quality to BB- low quality (watch) and then D- default or F-foreclosure) and estimated spreads for these loans over the U.S. Treasury yield curve corresponding to the remaining maturity. Spreads are updated monthly and loans are reviewed and rated annually with adjustments should significant changes occur during the year.

Our determination of each loan's risk rating as well as selection of the credit spread requires significant judgment and the current performance characteristics of the loan. A lower risk rating, as well as an increase in spreads would result in a decrease in discounted cash flows, and accordingly a lower fair value of the loan. We will then review the asset collateral value to determine the market value of the asset and therefore our loan value. This would involve either an outside appraisal of the property or an internal valuation based upon discussions with brokers and or appraisers in the immediate market and then desktop valuation of the asset using the direct capitalization approach to the value of the collateral.

The following table illustrates the Company's commercial mortgage loan portfolio categorized by the five risk cohorts established for risk-based capital which take into consideration loan-to-value and debt service coverage ratios to evaluate the relative risk of each commercial mortgage. Also provided is the equivalent Moody's designation:

			December 31, 2025
					CCC and
	AAA/AA/A	BBB	BB	B	lower	Total
Commercial loans	$1,384,804	$1,804,562	$324,508	$57,713	$42,111	$3,613,698

			December 31, 2024
					CCC and
	AAA/AA/A	BBB	BB	B	lower	Total
Commercial loans	$1,224,731	$1,635,030	$275,251	$26,079	$38,260	$3,199,351

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

Years ended December 31, 2025 and 2024

(In thousands of dollars, except per share data)

(6) Net Investment Income

Major categories of net investment income for the years ended December 31, 2025 and 2024, are summarized as follows

	2025	2024
Income (loss):
Bonds	$1,469,262	$1,123,726
Preferred stock (unaffiliated)	13,930	12,428
Common stock (unaffiliated)	25,475	24,587
Mortgage loans	214,027	184,645
Real estate	(970)	126
Policy Loans	495	463
Short-term investments	245,493	241,729
Derivative instruments	111,336	119,195
Ceded investment income	(169,854)	(176,794)
Other invested assets	70,125	122,340
Other	70,876	37,139
Total gross investment income	2,050,195	1,689,584
Investment expense	(40,861)	(22,235)

Net investment income before amortization of net
IMR gains	2,009,334	1,667,349
Amortization of IMR gains	9,273	6,338
Net investment income	$2,018,607	$1,673,687

The cumulative amount of interest that has been paid-in-kind and included in the principal balance of investments in bonds at December 31, 2025 and 2024 was $38,697 and $32,817, respectively. The Company has investments in trust notes included in bonds that allow the deferral of interest. Total interest deferred related to trust notes included in investment income due and accrued at December 31, 2025 and 2024 was $260,714 and $230,485, respectively.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

Years ended December 31, 2025 and 2024

(In thousands of dollars, except per share data)

	2025	2024
Net realized gains/(losses):
Gross gains:
Bonds	$5,745	$16,949
Derivatives	200	9,117
Other invested assets	1,456	1,444
Other	-	96
Total gross gains	7,401	27,606
Gross (losses):
Bonds	(29,987)	(39,734)
Derivatives	(5,914)	(5,805)
Other invested assets	(4,865)	(17,196)
Other	(18,354)	(18,888)
Total gross losses	(59,120)	(81,623)
Amounts assumed/ceded	7,191	5,281
Net realized gains/(losses)	(44,528)	(48,736)
Net gains/(losses) allocated to IMR	227	6,546
Net gains/(losses) allocated to AVR	(44,755)	(55,282)
Net realized gains/(losses)	(44,528)	(48,736)
Net gains/(losses) allocated to AVR	(44,755)	(55,282)
Less tax (benefit) expense	(9,399)	(11,609)
Report net realized gains/(losses)	$(35,356)	$(43,673)

Proceeds from sales of investments in bonds (excluding maturity proceeds) during 2025 and 2024 were $223,633 and $1,402,946, respectively. Gross losses of $3,298 in 2025 and $15,894 in 2024 and gross gains of $4,577 in 2025 and $7,249 in 2024 were realized on those sales.

(7) Derivative Instruments

The Company accounts for its interest rate swaps/forwards in accordance with SSAP No. 86, Derivatives (SSAP No. 86) (see note 2) and financial options under the Iowa Prescribed Method in connection with the permitted practice discussed further in Note 2 of the statutory financial statements. SSAP No. 86 requires derivative instruments used in hedging transactions that meet the prescribed criteria of a highly effective hedge to be valued and reported in a manner consistent with the hedged asset or liability (referred to as hedge accounting).

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

Years ended December 31, 2025 and 2024

(In thousands of dollars, except per share data)

(a) Financial Options

Financial options compensate the Company for any market appreciation over the strike price, and hedges or offsets certain insurance obligations that also increase when market appreciation exceeds a minimum level. The Company generally limits its selection of counterparties that are obligated under these derivative contracts to those with an "A" credit rating or above. Purchasing such agreements from financial institutions with long standing performance records minimizes the risk of counterparty default.

(b) Interest Rate Swaps

The Company has utilized interest rate swaps to hedge interest rate risk. Those swaps were considered to be economic hedges. The Company generally limits its selection of counterparties that are obligated under these derivative contracts to those with an "A" credit rating or above. Purchasing such agreements from financial institutions with long standing performance history minimizes the risk of counterparty default. Changes in fair value of these instruments are reported as a change in unrealized capital gains or losses until maturity or termination of the contract, at which time a realized capital gain or loss is recognized. In 2025, the Company entered into a $311,000 floating-to-fixed interest rate swap to hedge floating interest rates associated with certain private placement obligations (bonds), and the Company is utilizing hedge accounting as of December 31, 2025. As of December 31, 2025, the swap remained outstanding and, consistent with the hedged bonds, was carried at amortized cost, with a carrying value of $0 and a fair value of ($1,213). Income of ($178) was recorded in 2025 related to this swap.

In 2024, the Company entered into a $50,000 floating-to-fixed interest rate swap to hedge floating interest rates associated with certain collateralized lending obligations (bonds), and the Company continues to utilize hedge accounting as of December 31, 2025. This swap also remained outstanding as of December 31, 2025 and continued to be carried at amortized cost consistent with the hedged bonds. As of December 31, 2025, the swap had a carrying value of $0 and a fair value of $1,031. Income of ($145) was recorded in 2025 related to this swap.

(c) Currency Swaps, FX Forwards, and Futures

The Company utilizes currency swaps, FX forwards or futures agreements to reduce exposure to exchange rate risk on nondollar investments. The strategy the Company uses is to provide the funding for the investment they sell in U.S. dollars and buy the underlying foreign currency in the spot market. The Company also enters into a forward contract with a counterparty, usually a one-, three- or six-month transaction to sell the foreign currency and buy U.S. dollars at the forward exchange rate. The notional amount of the hedge is equal to the book value of the security. At the maturity date of the forward contract, the transaction is terminated by the Company making or receiving a payment in U.S. dollars to/from the counterparty based upon movement in the currency. The Company then hedges the book value of the position by entering into a new forward contract. This process continues until the maturity or sale of the security. Changes in fair value of these instruments are reported as a change in unrealized capital gains or losses until maturity or termination of the contract, at which time a realized capital gain or loss is recognized.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

Years ended December 31, 2025 and 2024

(In thousands of dollars, except per share data)

A summary of derivative asset and liability positions held by the Company as of December 31, 2025 and 2024, including carrying value and estimated fair values, appears below:

	December 31, 2025				December 31, 2024
	Number of	Carrying	Book	Estimated	Number of	Carrying	Book	Estimated
	contracts	value	Value	fair value	contracts	value	Value	fair value
Financial options	3,213	$171,062	$171,062	$449,266	2,707	$163,785	$163,785	$375,645
Foreign currency forward	7	(3,138)	-	(3,138)	11	13,358		13,358
Foreign currency swaps	4	(2,117)	(22)	(2,117)	4	4,601	(30)	4,601
Interest rate swaps	3	-	-	(182)	1	-		(479)
Total derivatives	3,227	$165,807	$171,040	$443,829	2,723	$181,744	$163,755	$393,125

The effects of the Company's use of derivative instruments on the statements of operations and changes in capital and surplus for the years ended December 31, 2025 and 2024 were as follows:

		December 31, 2025			December 31, 2024
	Change in			Change in
	unrealized	Net realized		unrealized	Net realized
	capital gains	capital gains	Net investment	capital gains	capital gains	Net investment
	(losses)	(losses)	income	(losses)	(losses)	income
Financial options - Asset	$-	$-	$110,911	$-	$-	$118,120
Foreign currency forward - Both	(16,496)	-	-	19,188	-	-
Foreign currency swaps - Both	(6,726)	-	748	314	-	1,075
Interest rate swaps - Both	-	-	(323)	(479)	-	-
Total derivatives	$(23,222)	$-	$111,336	$19,023	$-	$119,195

The Company ceded net realized gains totaling $25,126 and $38,626 during 2025 and 2024, respectively. The Company ceded option amortization expense totaling $16,029 and $19,848 at December 31, 2025 and 2024, respectively. The Company received cash collateral related to derivative transactions totaling $366,619 and $323,850 at December 31, 2025 and 2024, respectively. When collateral is received, it is invested and included in the statements of admitted assets, liabilities, capital and surplus in derivative collateral liabilities.

The Company held off-balance-sheet securities collateral related to derivative positions at both December 31, 2025 and 2024. Collateral is received from counterparties when the value of the related derivative positions is in the Company’s favor and is maintained in segregated custodial accounts. Fair value of collateral held totaled $93,975 at December 31, 2025 and $53,017 at December 31, 2024. The collateral consisted of investment-grade fixed-income securities provided by the Company’s derivative counterparties.

EQUITRUST LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
Years ended December 31, 2025 and 2024
(In thousands of dollars, except per share data)

A summary of off-balance-sheet collateral held by counterparty is presented below (in thousands):

	December 31, 2025
		Related Derivative	Fair Value of
	Collateral Type	Types	Collateral Held
Counterparty:
JPMorgan Chase	Investment-grade securities	Financial Options	$70,568
Bank of America	Investment-grade securities	Financial Options	23,407
			$93,975

	December 31, 2024
		Related Derivative	Fair Value of
	Collateral Type	Types	Collateral Held
Counterparty:
Bank of America	Investment-grade securities	Financial Options	$53,017
			$53,017

These collateral amounts reduce the Company’s credit exposure to counterparties but do not eliminate the risk of counterparty nonperformance.

The Company uses derivatives for hedging risks related to equity markets, interest rates, and foreign exchange rates and the details for those uses and the parameters around the Company’s management of derivatives is further documented in the Company’s Derivative Use Plan.

The Company is exposed to limited counterparty credit risk (the risk that the counterparty fails to perform under the terms of the derivative contract). The Company purchases derivatives from multiple counterparties and evaluates the creditworthiness of the counterparties at the time of purchase. While the contracts require the Company to pay an upfront premium, the counterparties are required to pledge collateral to the Company per the terms of the collateral support documents which further mitigates potential credit risk. The credit exposure is the fair value of the derivative instruments as of December 31, 2025 and 2024, as disclosed above. Cash is required at the initiation of the contract and contracts are settled for value at termination.

EQUITRUST LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
Years ended December 31, 2025 and 2024
(In thousands of dollars, except per share data)

(8) Federal Income Taxes

Federal income taxes are calculated and presented in accordance with SSAP No. 101, Income Taxes, current income taxes consist of the following major components:

	December 31
	2025	2024
Current income tax:
Federal	$145,284	$117,026
Subtotal	145,284	117,026
Federal income tax expense (benefit) on net capital gains	(9,351)	(10,235)
Other	4,360	14,431
Total federal and foreign income taxes expense (benefit)	$140,293	$121,222

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes including realized capital gains and losses. The significant items causing this difference for the years ended December 31, 2025, and 2024 are as follows:

	December 31, 2025
	Amount	Statutory 21% tax effect	Effective tax rate
Income before taxes (including realized capital gains/(losses))	$544,815	$114,411	21.00%
Investment related	(28,811)	(6,050)	(1.11)%
Effects of reinsurance in surplus	(85,647)	(17,986)	(3.30)%
Wholly owned disregarded entities	(8,811)	(1,850)	(0.34)%
Other tax adjustments	(14,657)	(3,078)	(0.56)%
Total	406,889	85,447	15.68%

Federal income taxes incurred		140,293	25.75%
Change in net deferred income taxes		$(54,847)	(10.07)%
Total statutory income taxes		85,446	15.68%

The most significant gross differences between the enacted 21% tax rate and the effective tax rate relates to the 2023 Hannover and RGA reinsurance treaties. The Statutory profit emergence has been reversed for tax in the amounts of ($42,311) and ($44,243) for Hannover and RGA, respectively. Since the 2023 Surplus Gain was fully included in the 2023 taxable income, the 2025 rate reconciliation reflects reversal of the 2025 Statutory profit emergence.

Permanent adjustments related to tax-exempt interest and IMR for the 2025 tax year contributed gross differences of ($28,408) between the enacted and effective tax rates.

EQUITRUST LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
Years ended December 31, 2025 and 2024
(In thousands of dollars, except per share data)

	December 31, 2024
		Statutory 21% tax
	Amount	effect	Effective tax rate
Income before taxes (including realized capital gains/(losses))	$319,272	$67,047	21.00%
Investment related	(25,575)	(5,371)	(1.68)%
Correction of prior period error	(58,301)	(12,243)	(3.83)%
Effects of reinsurance in surplus	73,112	15,354	4.81%
Wholly owned disregarded entities	(5,997)	(1,259)	(0.39)%
Other tax adjustments	(1,695)	(356)	(0.11)%
Total	300,816	63,171	19.79%

Federal income taxes incurred		$121,222	37.97%
Change in net deferred income taxes		(58,051)	(18.18)%
Total statutory income taxes		$63,171	19.79%

The Company corrected an error in its tax reserves as of December 31, 2023, which were understated by $56,353. The 2023 resulting federal income tax liability has been recorded separately and included in the December 31, 2024, federal income tax liabilities.

The components of the net deferred tax asset (liability) at December 31, 2025 and 2024 are as follows:

	December 31, 2025			December 31, 2024				Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$192,970	$41,922	$234,892	$147,192	$37,732	$184,924	$45,778	$4,190	$49,968
Statutory valuation allowance adjustment	-	-	-	-	-	-	-	-	-
Adjusted gross deferred tax assets	192,970	41,922	234,892	147,192	37,732	184,924	45,778	4,190	49,968
Deferred tax assets nonadmitted	-	-	-	-	-	-	-	-	-
Subtotal - (gross admitted deferred tax asset)	192,970	41,922	234,892	147,192	37,732	184,924	45,778	4,190	49,968
Deferred tax liabilities	126,854	29,579	156,433	120,442	46,427	166,869	6,412	(16,848)	(10,436)
Net admitted deferred tax asset (liability)	$66,116	$12,343	$78,459	$26,750	$(8,695)	$18,055	$39,366	$21,038	$60,404

EQUITRUST LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
Years ended December 31, 2025 and 2024
(In thousands of dollars, except per share data)

	December 31, 2025			December 31, 2024			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$-	$7,325	$7,325	$-	$-	$-	$-	$7,325	$7,325
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	85,783	5,018	90,801	62,130	29,204	91,334	23,653	(24,186)	(533)
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	85,783	5,018	90,801	62,130	29,204	91,334	23,653	(24,186)	(533)
Adjusted gross deferred tax assets allowed per limitation threshold	XXX	XXX	447,138	XXX	XXX	410,583	XXX	XXX	47,663
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	107,187	29,579	136,766	85,062	8,528	93,590	22,125	21,051	43,176
Deferred tax assets admitted as the result of application of SSAP 101	$192,970	$41,922	$234,892	$147,192	$37,732	$184,924	$45,778	$4,190	$49,968

	2025	2024
Ratio percentage used to determine recovery period and threshold limitation amount	879.31%	948.73%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above	$2,980,923	$3,035,375

	December 31, 2025		December 31, 2024		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Adjusted gross deferred tax assets	$192,970	$41,922	$147,192	$37,732	$45,778	$4,190
Percentage of adjusted gross deferred tax assets by tax character attributable to the impact of tax planning strategies	0.0%	2.1%	0.0%	0.0%	0.0%	2.1%
Net admitted adjusted gross deferred tax assets	$192,970	$41,922	$147,192	$37,732	$45,778	$4,190
Percentage of net admitted adjusted gross deferred tax assets by tax character admitted because of the impact of tax planning strategies	0.0%	2.1%	0.0%	0.0%	0.0%	2.1%

The Company does not have deferred tax liabilities that it has not recognized.

EQUITRUST LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
Years ended December 31, 2025 and 2024
(In thousands of dollars, except per share data)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities as of December 31, 2025, and 2024 are as follows:

	December 31
	2025	2024	Change
Deferred tax assets:
Ordinary:
Policyholder reserves	$134,873	$99,132	$35,741
Investments	19,977	12,543	7,434
Deferred acquisition costs	36,141	34,012	2,129
Fixed assets	586	1,502	(916)
Receivables-nonadmitted	-	-	-
Other (including items <5% of total ordinary tax assets)	1,393	3	1,390
Subtotal	192,970	147,192	45,778
Admitted ordinary deferred tax assets	192,970	147,192	45,778
Capital:
Investments	41,805	37,527	4,278
Real estate	117	206	(89)
Other (including items <5% of total ordinary tax assets)	-	(1)	1
Subtotal	41,922	37,732	4,190
Admitted capital deferred tax assets	41,922	37,732	4,190
Admitted deferred tax assets	$234,892	$184,924	$49,968
Deferred tax liabilities:
Ordinary:
Investments	$57,259	$41,312	$15,947
Policyholder reserves	69,595	79,130	(9,535)
Fixed assets	-	-	-
Other (including items <5% of total ordinary tax assets)	-	-	-
Subtotal	126,854	120,442	6,412
Capital:
Investments	29,579	46,427	(16,848)
Other (including items <5% of total ordinary tax assets)	-	-	-
Subtotal	29,579	46,427	(16,848)
Deferred tax liabilities	156,433	166,869	(10,436)
Net deferred tax assets/liabilities	$78,459	$18,055	$60,404

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements
Years ended December 31, 2025 and 2024
(In thousands of dollars, except per share data)

The change in net deferred income taxes is comprised of the following (this analysis is exclusive of nonadmitted assets as the change in nonadmitted assets is reported separately from the change in net deferred income taxes in the surplus section of the annual statement):

	December 31
	2025	2024	Change
Total deferred tax assets	$234,892	$184,924	$49,968
Total deferred tax liabilities	156,433	166,869	(10,436)
Net deferred tax assets/(liabilities)	78,459	18,055	60,404
Statutory valuation allowance adjustment	-	-	-
Net deferred tax assets/(liabilities) after valuation allowance	$78,459	$18,055	$60,404
Tax effect of unrealized (gains)/losses			$(5,557)
Statutory valuation allowance adjustment allocated to unrealized			-
Other intraperiod allocation of deferred tax movement			-
Change in net deferred income tax ((expense)/benefit)			$54,847

At December 31, 2025 and 2024, the Company did not have any operating loss carryforwards, or CAMT credit carryforwards.

The Company has no amounts or deposits admitted pursuant to Section 6603 of the Internal Revenue Code.

The following capital gain taxes were incurred by the Company in the current and prior years that will be available for recoupment in the event of future net capital losses:

2025: $687

2024: $6,638

2023: -

The Company has reviewed open tax years for the major jurisdictions and has concluded that there is no significant federal income tax liability resulting from uncertain tax positions. As of December 31, 2025, the calendar years 2018 through 2024 remain open for examination by the IRS. The IRS audits for tax returns prior to 2017 are closed.

The Corporation Alternative Minimum Tax (“CAMT”), imposes a 15% minimum tax on the adjusted financial statement income of large corporations for taxable years beginning after December 31, 2022. The CAMT generally applies to large corporations with three-year average annual financial statement income exceeding $1 billion. The Company has determined that it will not be subject to CAMT based on the financial income average under $1 billion.

The Company has determined that all deferred tax assets are recoverable and therefore a valuation allowance is not needed.

Tax Law Change H.R.1, also referred to as the “One Big Beautiful Bill Act” (the “Tax Act of 2025”), was enacted into law on July 4, 2025. The Company determined that the One Big Beautiful Bill did not have a material impact on its overall financial position for the year ended December 31, 2025.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements
Years ended December 31, 2025 and 2024
(In thousands of dollars, except per share data)

(9) Reinsurance

EquiTrust is involved in the assumption and cession of life insurance risk through various coinsurance agreements with former affiliated and nonaffiliated companies. The effects of these agreements on the components of net income in the accompanying statements of operations for the years ended December 31, 2025 and 2024 are as follows:

	2025		2024
	Assumed	Ceded	Assumed	Ceded
Premiums	$3,059	$891,421	$3,708	$514,457
Annuity and surrender benefits	46,561	583,706	60,441	644,631
Increase (decrease) in policy reserves	(34,080)	196,283	(44,172)	686,386

To the extent that any reinsuring companies are unable to meet obligations under the aforementioned reinsurance agreements, the Company would remain liable for business ceded.

Effective October 1, 2023, the Company entered into an indemnity reinsurance agreement with Hannover Life Reassurance of America (Bermuda) Ltd. for specified closed blocks of Fixed Indexed Annuities (“FIA”) with guaranteed lifetime withdrawal benefit (“GLWB”) policies in force on the Effective Date, issued between January 1, 2014 and December 31, 2023. The financial statement impact of this treaty resulted in a reduction of reserves of $348,730, offset by a surplus increase of $288,283 and Commission and Expense Allowances on Reinsurance Ceded of $60,447 and increased Income Taxes of $49,107. For 2023, $11,340 was released into income from surplus. In 2024 the related emergence of profits moved $47,469 of Surplus through Commissions and Expenses on Reinsurance Ceded. On September 30, 2024, the companies entered into an amendment to the agreement to add 2024 policies and set new quota shares and premium factors for those policies. On January 1, 2025 and September 1, 2025, the companies entered into two amendments to the agreement which added additional issue years through 2025, updated quota share percentages, a new product, additional rider versions, and updates to premium factors and calculations. The total reinsurance credit added under the amended agreement for 2024 was $598,425. In 2025 the related emergence of profits moved $42,311 of Surplus through Commissions and Expenses on Reinsurance Ceded.

Effective December 31, 2023, the Company entered a quota share reinsurance treaty with RGA Reinsurance Company, LTD. to transfer risks related to its FIA block. The block includes in force policies without GLWBs issued between 2014 and 2022. The financial statement impact of this treaty resulted in a reduction of reserves of $206,923, offset by a surplus increase of $206,923. In 2024 the related emergence of profits moved $25,682 of Surplus through Commissions and Expenses on Reinsurance Ceded. An October 1, 2024, agreement amendment resulted in a Surplus increase and a reduction of reserves of $145,395 for policy periods before 2024. On April 1, 2025 and August 6, 2025, the companies entered into two amendments to the agreement which provided recapture and duration updates, changes to quota share percentages on existing issue years, developed cohort splits and quota share percentages, updated endorsements and riders, updated premium schedules to reflect by cohort years, and updated attachment points and percentages. For policies in the agreement issued in 2024, a reserve decrease of $100,103 was offset by a decrease in change in reserve. In 2025 the related emergence of profits moved $44,243 of Surplus through Commissions and Expenses on Reinsurance Ceded.

(10) Related Parties

The Company had an investment of $25,800 with EquiTrust Principal Investment Company, LLC (EPIC), an affiliated entity. The underlying asset was transferred at carrying cost to the Company in Q3 of 2023.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements
Years ended December 31, 2025 and 2024
(In thousands of dollars, except per share data)

Any associated losses incurred were reimbursed to EPIC at that time. The property is now reported as real estate at $25,800.

The Company entered into a reinsurance treaty with affiliate Atlanta Life Insurance Company (ALIC) that became effective at the end of the last business day of 2022. The treaty is structured on a coinsurance with funds withheld basis. Beginning in April of 2023, monthly net settlements were made based on the activity under this treaty. The treaty was amended effective January 1, 2024 to include policies issued in 2019 which increased the funds withheld liability by $150,075. The treaty was amended effective July 1, 2025 to include policies issued in 2020, 2021 and 2022 which increased the funds withheld liability by $405,138. At December 31, 2025 and December 31, 2024, the funds withheld liability held by the Company for the business ceded to ALIC under this treaty was $509,717 and $242,613, respectively.

The Company entered into an assumption reinsurance agreement for a block of business from NCM, a North Carolina domiciled life and annuity company in receivership under The National Organization of Life & Health Insurance Guaranty Association (“NOLHGA”). The Company entered into a reinsurance treaty with affiliate ALIC that became effective at the end of the last business day of 2024. The treaty is structured on a coinsurance with funds withheld basis. The Company has agreed to reinsure the prior NCM policyholder activity and business to ALIC on a monthly basis. In the third quarter of 2025, the Company and NCM revised the original purchase agreement and underlying policies to be assumed. The Company originally agreed to assume a block of approximately 112,000 policies, but revised the agreement to only assume approximately 16,000 policies. This reduced underlying reserves by approximately $86,000. At December 31, 2025, the Company ceded reserves of $36,699 and other net assets of $1,900 to ALIC, and established a funds withheld liability for the business ceded of $34,799.

The Company entered into a reinsurance treaty with the affiliate ALIC that became effective December 31, 2025. The treaty is structured as a quota share coinsurance arrangement where the Company assumes from ALIC 85% of the Minnesota Life and Securian Life group life business on a quarterly basis. At December 31, 2025, the Company assumed 85% of the IBNR reserves under this treaty for $2,136.

On September 6, 2024, a Form A Statement Regarding the Acquisition of Control of or Merger with a Domestic Insurer was filed with the Arizona Department. On June 10, 2025, the Arizona Department approved the Acquisition and it was consummated on November 14, 2025, thereby making the Registrant, Heritage Life Insurance Company, a member of Amistad Financial Group, LLC’s holding company system. Prior to the merger, the Company had an existing reinsurance agreement effective December 31, 2012 with Heritage Life Insurance Company (HLIC). The Company reinsured to HLIC specific fixed and indexed annuity products and riders for policies issued in 2012 on a 100% quota share coinsurance funds withheld basis. At December 31, 2025 the reserves ceded under the agreement were $631,661.

(11) Policy Liabilities

The Company has $781,240 and $742,424 of life insurance reserves at December 31, 2025 and 2024, respectively. The amount of insurance in force for which gross premiums are less than the net premiums according to the valuation standard required by the Arizona Department of Insurance was $6,802 and $5,968 at December 31, 2025 and 2024, respectively.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

Several methods are employed in reserving for substandard lives, depending upon the plan and date of issue. In some cases,

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements
Years ended December 31, 2025 and 2024
(In thousands of dollars, except per share data)

extra premiums are charged for substandard lives in addition to the regular gross premium for the true age. Mean reserves are generally based on appropriate multiples of standard rates of mortality, but in some cases the extra reserve held is equal to one-half the gross annual premium. There is one plan where substandard cases are assigned an adjusted age and all reserves are calculated at standard mortality rates for the adjusted age.

Tabular interest, tabular cost and tabular less actual reserves release have been determined by formula for all insurance and annuities, respectively, except for universal life and variable universal life where tabular interest was determined from basic policy data. Tabular interest on funds not involving life contingencies has been determined by accounting data.

As of December 31, 2025, withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies were as follows:

	December 31, 2025
		Separate
		accounts
	General account	nonguaranteed	Total	Percent of total
A. Individual annuities:
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$23,267,024	$-	$23,267,024	83.5%
b. At book value less current surrender charge of 5% or more	1,411,320	-	1,411,320	5.1%
c. At fair value	-	-	-	-%
d. Total with market value adjustment or at fair value (total of a-c)	24,678,344	-	24,678,344	88.6%
e. At book value without adjustments (minimal or no charge or adjustment)	2,073,838	35,261	2,109,099	7.6%
(2) Not subject to discretionary withdrawal	226,571	841,952	1,068,523	3.8%
(3) Total (gross: direct + assumed)	26,978,753	877,213	27,855,966	100.0%
(4) Reinsurance ceded	3,897,906	35,261	3,933,167
(5) Total net (3) - (4)	$23,080,847	$841,952	$23,922,799
(6) Amount included in A(1)b above that will move to A(1)e in the year after the statement date:	$93,608	$-	$93,608

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements
Years ended December 31, 2025 and 2024
(In thousands of dollars, except per share data)

		Separate
		accounts
	General account	nonguaranteed	Total	Percent of total
B. Group annuities:
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$1,125,331	$-	$1,125,331	84.8%
b. At book value less current surrender charge of 5% or more	-	-	-	-%
c. At fair value	-	-	-	-%
d. Total with market value adjustment or at fair value (total of a-c)	1,125,331	-	1,125,331	84.8%
e. At book value without adjustments (minimal or no charge or adjustment)	191,355	-	191,355	14.4%
(2) Not subject to discretionary withdrawal	9,618	-	9,618	0.7%
(3) Total (gross: direct + assumed)	1,326,304	-	1,326,304	100.0%
(4) Reinsurance ceded	337,771	-	337,771
(5) Total net (3) - (4)	$988,533	$-	$988,533
(6) Amount included in B(1)b above that will move to B(1)e in the year after the statement date:	$-	$-	$-

		Separate
		accounts
	General account	nonguaranteed	Total	Percent of total
C. Deposit-type contracts (no life contingencies):
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$488,242	$-	$488,242	7.9%
b. At book value less current surrender charge of 5% or more	-	-	-	-%
c. At fair value	-	-	-	-%
d. Total with market value adjustment or at fair value (total of a-c)	488,242	-	488,242	7.9%
e. At book value without adjustments (minimal or no charge or adjustment)	323,188	-	323,188	5.2%
(2) Not subject to discretionary withdrawal	5,402,795	-	5,402,795	86.9%
(3) Total (gross: direct + assumed)	6,214,225	-	6,214,225	100.0%
(4) Reinsurance ceded	323,689	-	323,689
(5) Total net (3) - (4)	$5,890,536	$-	$5,890,536
(6) Amount included in C(1)b above that will move to C(1)e in the year after the statement date:	$-	$-	$-

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

Years ended December 31, 2025 and 2024

(In thousands of dollars, except per share data)

Below is a reconciliation, as of December 31, 2025, of annuity reserves, exhibit 5 and deposit fund liabilities, exhibit 7 and the Separate Accounts Statement as required by SSAP 51R:

December 31, 2025
Life & Accident & Health Annual Statement
Exhibit 5, Annuity Reserves, Total (net)	$24,047,206
Exhibit 5, Supplementary Contracts with Life Contingencies Section, Total (net)	22,174
Exhibit 7, Deposit-Type Contracts	5,890,536
Subtotal General Account	29,959,916
Separate Account Annual Statement
Other contract deposit funds	841,952
Subtotal Separate Account	841,952
Combined Total	$30,801,868

As of December 31, 2024, withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies were as follows:

	December 31, 2024
		Separate
		accounts
	General account	nonguaranteed	Total	Percent of total
A. Individual annuities:
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$20,231,760	$-	$20,231,760	83.2%
b. At book value less current surrender charge of 5% or more	1,124,182	-	1,124,182	4.6%
c. At fair value	-	-	-	-%
d. Total with market value adjustment or at fair value (total of a-c)	21,355,942	-	21,355,942	87.8%
e. At book value without adjustments (minimal or no charge or adjustment)	1,962,244	34,272	1,996,516	8.2%
(2) Not subject to discretionary withdrawal	134,270	828,956	963,226	4.0%
(3) Total (gross: direct + assumed)	23,452,456	863,228	24,315,684	100.0%
(4) Reinsurance ceded	3,151,703	34,272	3,185,975
(5) Total net (3) - (4)	$20,300,753	$828,956	$21,129,709
(6) Amount included in A(1)b above that will move to A(1)e in the year after the statement date:	$83,941	$-	$83,941

51

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

Years ended December 31, 2025 and 2024

(In thousands of dollars, except per share data)

	General account	Separate accounts nonguaranteed	Total	Percent of total
B. Group annuities:
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$1,367,064	$-	$1,367,064	88.9%
b. At book value less current surrender charge of 5% or more	-	-	-	-%
c. At fair value	-	-	-	-%
d. Total with market value adjustment or at fair value (total of a-c)	1,367,064	-	1,367,064	88.9%
e. At book value without adjustments (minimal or no charge or adjustment)	160,300		160,300	10.4%
(2) Not subject to discretionary withdrawal	10,374		10,374	0.7%
(3) Total (gross: direct + assumed)	1,537,738	-	1,537,738	100.0%
(4) Reinsurance ceded	391,095		391,095
(5) Total net (3) - (4)	$1,146,643	$-	$1,146,643
(6) Amount included in B(1)b above that will move to B(1)e in the year after the statement date:	$-	$-	$-

	General account	Separate accounts nonguaranteed	Total	Percent of total
C. Deposit-type contracts (no life contingencies):
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$464,353	$-	$464,353	9.0%
b. At book value less current surrender charge of 5% or more	-	-	-	-%
c. At fair value	-	-	-	-%
d. Total with market value adjustment or at fair value (total of a-c)	464,353	-	464,353	9.0%
e. At book value without adjustments (minimal or no charge or adjustment)	322,328	-	322,328	6.3%
(2) Not subject to discretionary withdrawal	4,363,472	-	4,363,472	84.7%
(3) Total (gross: direct + assumed)	5,150,153	-	5,150,153	100.0%
(4) Reinsurance ceded	323,721	-	323,721
(5) Total net (3) - (4)	$4,826,432	$-	$4,826,432
(6) Amount included in C(1)b above that will move to C(1)e in the year after the statement date:	$-	$-	$-

52

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

Years ended December 31, 2025 and 2024

(In thousands of dollars, except per share data)

Below is a reconciliation, as of December 31, 2024, of annuity reserves, exhibit 5 and deposit fund liabilities, exhibit 7 and the Separate Accounts Statement as required by SSAP 51R:

December 31, 2024
Life & Accident & Health Annual Statement
Exhibit 5, Annuity Reserves, Total (net)	$21,426,971
Exhibit 5, Supplementary Contracts with Life Contingencies Section, Total (net)	20,425
Exhibit 7, Deposit-Type Contracts	4,826,432
Subtotal General Account	26,273,828
Separate Account Annual Statement
Other contract deposit funds	828,956
Subtotal Separate Account	828,956
Combined Total	$27,102,784

As of December 31, 2025, withdrawal characteristics of life actuarial reserves were as follows:

	General account			Separate account - guaranteed and nonguaranteed
	Account value	Cash value	Reserve	Account value	Cash value	Reserve
A. Subject to discretionary withdrawal, surrender
values, or policy loans:
(1) Term policies with cash value	$-	$2,053	$422	$-	$-	$-
(2) Universal life	71,254	71,871	75,032	-	-	-
(3) Universal life with secondary guarantees	9	2	309	-	-	-
(4) Indexed universal life	715,593	706,536	720,847	-	-	-
(5) Indexed universal life with secondary guarantees	-	-	-	-	-	-
(6) Indexed life	-	-	-	-	-	-
(7) Other permanent cash value life insurance	-	35,413	37,845	-	-	-
(8) Variable life	-	-	-	-	-	-
(9) Variable universal life	6,498	6,374	6,560	38,487	38,487	38,487
(10) Miscellaneous reserves	-	-	-	-	-	-
B. Not subject to discretionary withdrawal or no cash values
(1) Term policies without cash value	XXX	XXX	735	XXX	XXX	-
(2) Accidental death benefits	XXX	XXX	22	XXX	XXX	-
(3) Disability - active lives	XXX	XXX	2	XXX	XXX	-
(4) Disability - disabled lives	XXX	XXX	40	XXX	XXX	-
(5) Miscellaneous reserves	XXX	XXX	252	XXX	XXX	-
(6) Indexed life	XXX	XXX	-	XXX	XXX	-
C. Total (gross: direct + assumed)	793,354	822,249	842,066	38,487	38,487	38,487
D. Reinsurance ceded	18,301	55,637	60,827	38,487	38,487	38,487
E. Total (net) (C) - (D)	$775,053	$766,612	$781,239	$-	$-	$-

53

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

Years ended December 31, 2025 and 2024

(In thousands of dollars, except per share data)

Below is a reconciliation, as of December 31, 2025, of life reserves, exhibit 5 and the Separate Accounts Statement as required by SSAP 51R:

December 31, 2025
Life & Accident & Health Annual Statement
Exhibit 5, Life Reserves, Total (net)	$781,240
Subtotal General Account	781,240
Separate Account Annual Statement
Other contract deposit funds	38,481
Combined Total	$819,721

As of December 31, 2024, withdrawal characteristics of life actuarial reserves were as follows:

	General account			Separate account - guaranteed and nonguaranteed
	Account value	Cash value	Reserve	Account value	Cash value	Reserve
A. Subject to discretionary withdrawal, surrender
values, or policy loans:
(1) Term policies with cash value	$-	$6,845	$575	$-	$-	$-
(2) Universal life	80,837	81,182	84,774	-	-	-
(3) Universal life with secondary guarantees	18	10	289	-	-	-
(4) Indexed universal life	661,672	659,710	676,387	-	-	-
(5) Indexed universal life with secondary guarantees	-	-	-	-	-	-
(6) Indexed life	-	-	-	-	-	-
(7) Other permanent cash value life insurance	-	113,307	119,649
(8) Variable life	-	-	-	-	-	-
(9) Variable universal life	6,323	6,214	6,371	37,351	37,351	37,351
(10) Miscellaneous reserves	-	-	-	-	-	-
B. Not subject to discretionary withdrawal or no cash values
(1) Term policies without cash value	XXX	XXX	1,961	XXX	XXX	-
(2) Accidental death benefits	XXX	XXX	74	XXX	XXX	-
(3) Disability - active lives	XXX	XXX	5	XXX	XXX	-
(4) Disability - disabled lives	XXX	XXX	68	XXX	XXX	-
(5) Miscellaneous reserves	XXX	XXX	463	XXX	XXX	-
(6) Indexed life	XXX	XXX	-	XXX	XXX	-
C. Total (gross: direct + assumed)	748,850	867,267	890,616	37,351	37,351	37,351
D. Reinsurance ceded	22,169	142,189	148,191	37,351	37,351	37,351
E. Total (net) (C) - (D)	$726,681	$725,078	$742,424	$-	$-	$-

54

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

Years ended December 31, 2025 and 2024

(In thousands of dollars, except per share data)

Below is a reconciliation, as of December 31, 2024, of life reserves, exhibit 5 and the Separate Accounts Statement as required by SSAP 51R:

December 31, 2024
Life & Accident & Health Annual Statement
Exhibit 5, Life Reserves, Total (net)	$742,424
Subtotal General Account	742,424
Separate Account Annual Statement
Other contract deposit funds	37,336
Combined Total	$779,760

Reserves for life and annuity contracts increased from 2024 to 2025 as premium inflow from new sales outpaced benefit outflows. There are $22,174 and $20,424 of supplementary contracts with life contingencies included in the table above in 2025 and 2024, respectively.

Effective December 20, 2024, the Company issued a secured funding agreement in the amount of $500 million to VCAP 2024‑A LLC. Effective June 24, 2025, the Company issued an additional secured funding agreement in the amount of $500 million to VCAP 2025‑A LLC. Under the terms of these agreements, EquiTrust receives cash consideration and records a corresponding deposit obligation, with interest credited to the holders in accordance with the contractual interest rates and payment schedules.

Consistent with the nature of these arrangements and the Company's use of the proceeds in its investment spread strategy, the Company applies SSAP No. 52 – Deposit‑Type Contracts to these obligations. The funding agreements are recorded as deposit liabilities and are not part of the Company’s strategy to finance general operating activities. Should the Company obtain funds for general corporate operations in the future, such borrowings would be accounted for under SSAP No. 15 – Debt.

The Company is a member of the FHLB. Through its membership, the Company has conducted business activity with the FHLB. It is part of the Company's strategy to utilize these funds to achieve a spread over the attendant borrowing costs.

The table below indicates the carrying value of collateral pledged related to the membership agreement with the FHLB as of December 31, 2025 and 2024, respectively:

	2025	2024
Collateral held in FHLB custody account	$6,420,526	$5,499,132

The amount of collateral to admitted assets is 17.0% and 16.4%, in 2025 and 2024, respectively:

The fair value of maximum collateral pledged during 2025 and 2024 is $5,699,549 and $4,534,664, respectively.

55

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

Years ended December 31, 2025 and 2024

(In thousands of dollars, except per share data)

Information regarding the liabilities related to the membership agreement with the FHLB as of December 31, 2025, and 2024 is as follows:

	2025
	General account	Separate account	Total
Borrowing from FHLB:
Funding Agreement	$4,250,000	$-	$4,250,000
Other	-	-	-
Aggregate total	$4,250,000	$-	$4,250,000
Policyholder liabilities related to FHLB	$4,081,000	$-	$4,081,000
Maximum amount of borrowing reported:
Funding Agreement	$4,250,000	$-	$4,250,000
Other	-	-	-
Aggregate total	$4,250,000	$-	$4,250,000

	2024
	General account	Separate account	Total
Borrowing from FHLB:
Funding Agreement	$3,700,000	$-	$3,700,000
Other	-	-	-
Aggregate total	3,700,000	-	3,700,000
Policyholder liabilities related to FHLB	$3,530,000	$-	$3,530,000
Maximum amount of borrowing reported:
Funding Agreement	$3,700,000	$-	$3,700,000
Other	-	-	-
Aggregate total	$3,700,000	$-	$3,700,000

The Company does not have prepayment obligations under debt, funding agreements, or other borrowings.

56

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

Years ended December 31, 2025 and 2024

(In thousands of dollars, except per share data)

(12) Separate Accounts

The Company's separate accounts relate to variable individual annuities (in run-off), supplemental contracts, individual private placement funding agreements, and private placement variable universal life insurance products. The Company has $915,699 and $900,578 of assets legally insulated from the general account as of December 31, 2025 and 2024, respectively. The Company has no non-insulated assets as of December 31, 2025 and 2024, respectively. Information regarding the separate accounts of the Company is as follows:

	2025	2024
Premiums, considerations or deposits	$1,359	$2,058
Reserves at December 31, for accounts with assets at
Fair value	738,599	708,378
Contract value	177,100	192,200
Total reserves	$915,699	$900,578
Reserves with withdrawal characteristics at fair value	$73,747	$71,623
Not subject to discretionary withdrawal	841,952	828,955
Total reserves	$915,699	$900,578

Fees paid by the separate accounts associated with investment management and administration of the separate accounts were $1,760 and $1,725 at December 31, 2025 and 2024, respectively. There were no amounts reported as transfers to and from separate accounts in the summary of operations of the Company's NAIC separate account annual statements or amounts reported as net transfers to separate accounts in the accompanying statements of operations for the years ended December 31, 2025 and 2024.

(13) Capital and Surplus

As of December 31, 2025 and 2024, the Company has 2,500 authorized shares of common stock, with a par value of $1,500 per share and 2,000 shares issued and outstanding.

The Company did not receive capital contributions from EquiTrust Holdings LLC during 2025 and 2024. There is no capital contribution accrued as of December 31, 2025 and 2024. The Company is subject to statutory and regulatory restrictions imposed by the Arizona Department of Insurance which limits the amount of cash dividends that may be paid to the stockholders. Under Arizona law, cash dividends may be paid only from unassigned surplus. Additionally, the maximum aggregate amount of ordinary dividends that the Company may declare or pay during any twelve month period is the greater of (1) 10% of its statutory surplus, or (2) net gain from operations provided that unassigned surplus is positive and sufficient to cover the payment, each as reported in the prior year's annual statement, unless written approval is obtained from the Arizona Department of Insurance granting a greater amount (extraordinary dividend). The Company may declare an ordinary dividend to shareholders without prior approval from the Arizona Department of Insurance in the amount of up to $404,344 in 2026.

The ability of the Company to pay future dividends is dependent on business conditions, income, cash requirements of the Company, and other relevant factors.

57

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

Years ended December 31, 2025 and 2024

(In thousands of dollars, except per share data)

(14) Commitments and Contingencies

a. Lease Commitments

The Company leases office space in four locations. A ten-year lease extension for an office in West Des Moines was signed on August 29, 2016 and the new payment terms took effect on January 1, 2017. A ten year lease for an office in Chicago was signed on January 11, 2016. On July 23, 2020, a second amendment to the Chicago lease was signed to include additional office space, that is coterminous with the original space. A five year lease for an office in Scottsdale, AZ was signed on July 24, 2023. Rent expense under these leases totaled $1,043 and $931 in 2025 and 2024, respectively.

At December 31, 2025, the minimum aggregate future lease commitments of $7,997 are summarized as follows:

Year ended December 31	Operating leases
2026	$1,422
2027	1,098
2028	1,056
2029	1,033
2030	965
2031 and thereafter	2,423
$7,997

b. Capital Funding Commitments

The Company has future outstanding commitments to fund or make certain additional investments to issuers of debt and equity investments. The table below provides additional information regarding the outstanding commitments:

2025 - Open Commitments
PD BridgeCo Holdings	$250,000
USIT Investor LLC DDTL I	225,000
PDIF Capital Funding	205,000
USIT Investor LLC DDTL II	200,000
Commercial mortgages	176,410
All other	171,654
$1,228,064

c. Other Contingencies

Under insurance guaranty fund laws, in most states insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. The Company does not believe such assessments will be materially different from amounts already provided for in the financial statements. Most of the laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

58

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

Years ended December 31, 2025 and 2024

(In thousands of dollars, except per share data)

d. Litigation

The Company is involved in various lawsuits in the normal course of business. The status of these legal actions is actively monitored by management. If management believed, based on available information, that an adverse outcome upon resolution of a given legal action was probable and the amount of that adverse outcome was reasonably estimable, a loss would be recognized and a related liability recorded. No such liabilities were recorded by the Company as of December 31, 2025 and 2024.

(15) Reconciliation with Statutory Financial Statements Filed

There were no adjustments subsequent to the filing of the 2025 annual statement.

Subsequent to the filing of the 2024 annual statement, management identified presentation differences in the statutory Cash Flow included in the accompanying statutory financial statements. Management has moved cash activity associated with Changes in Deposit-Type Funds from Net Cash from Operations to Cash from Financing and Miscellaneous Activities for 2024. Other Sources, Net, has been broken out to provide transparency to some of its larger components for 2024. A reconciliation of presentation as reported in the annual statement to the amounts included in the accompanying Statutory Financial Statements as of and for the year ended December 31, 2024 is provided below:

			2024 Annual	2024 Statutory
Cash Flow (Use)/Source	Change	Note	Statement	Audit Report	Note
Cash flow from operating activities:
Benefits paid	$(463,418)	#	$(1,428,700)	$(1,892,118)	#
Cash flow from financing and miscellaneous activities:
Other cash provided (used):
Borrowed funds	-		74,935	74,935
Change in deposit-type funds	464,503	#	-	464,503	#
Funds held under coinsurance	(21,276)	*	-	(21,276)	*
Changes in receivable from subsidiary	(1,145)	*	-	(1,145)	*
Changes in payable from subsidiary	460	*	-	460	*
Payable for Securities Lending	-	*	-	-	*
Change in derivative liability	91,316	*	-	91,316	*
Other sources, net	(70,440)	*#	42,514	(27,926)	*#
Net cash used in financial and miscellaneous	463,418		117,449	580,867

* Breakout Item

# Reclassifications Subsequent

2024 Annual Statement

(16) Subsequent Events

Management has evaluated events subsequent to December 31, 2025 through April 17, 2026, the date these financial statements were available to be issued.

59

SUPPLEMENTAL SCHEDULES

EQUITRUST LIFE INSURANCE COMPANY

Supplemental Schedule of Assets and Liabilities

December 31, 2025

(In thousands of dollars)

The following is a summary of certain financial data included in other exhibits and schedules and utilized by actuaries in the determination of reserves.

Investment Income Earned (excluding amortization of IMR):
Government bonds	$33,613
Other bonds (unaffiliated)	1,435,649
Bonds affiliates	-
Preferred stocks (unaffiliated)	13,930
Preferred stocks of affiliates	-
Common stocks (unaffiliated)	25,475
Common stocks of affiliates	-
Mortgage loans	214,027
Real estate	(970)
Premium notes, policy loans, and liens	495
Collateral loans (not included in codification)	-
Cash on hand and on deposit	39,024
Short-term investments	206,469
Other invested assets	70,125
Derivative instruments	111,336
Ceded investment income	(169,854)
Aggregate write-ins for investment income	70,876
Total gross investment income (excluding amortization of IMR)	$2,050,195
Real estate owned (book value less encumbrances)
Mortgage loans (book value):
Farm mortgages	$-
Residential mortgages	670,732
Commercial mortgages	3,613,698
Total mortgage loans	$4,284,430
Mortgage loans by standing (book value):
Good standing
Good standing with restructured terms	$4,245,845
Interest overdue more than 90 days, not in foreclosure	10,742
Foreclosure in process	27,843
Total mortgage loans	$4,284,430
Other long-term assets (statement value)	$410,617
Collateral loans	763,823

(continued)

61

EQUITRUST LIFE INSURANCE COMPANY

Supplemental Schedule of Assets and Liabilities

December 31, 2025

(In thousands of dollars)

Bonds and short-term investments by class and maturity
Bonds and short-term investments by maturity (statement value):
Due within one year	$3,486,044
Over 1 year through 5 years	6,430,559
Over 5 years through 10 years	8,196,796
Over 10 years through 20 years	6,481,005
Over 20 years	4,081,423
Total by maturity	$28,675,827
Bonds and short-term investments by class (statement value):
Class 1	$12,719,385
Class 2	15,303,315
Class 3	445,357
Class 4	117,046
Class 5	79,434
Class 6	11,290
Total by class	$28,675,827
Total bonds publicly traded	$10,795,797
Total bonds privately placed	17,880,031
Preferred stocks (statement value)	156,264
Common stocks (fair value)	264,718
Cash, cash equivalents and short-term investments (book value)	3,376,357
Financial options owned (current value)	171,062
Financial options written and in-force (current value)	-
Financial forwards/swaps contracts open (current value)	(5,255)
Life insurance in-force:
Industrial	-
Ordinary	1,066
Credit life	-
Group life	16,590
Amount of accidental death insurance in-force under ordinary policies	-
Life insurance policies with disability provision in-force:
Industrial	-
Ordinary	40,229
Credit life	-
Group life	-
Supplementary contracts in-force:
Ordinary – not involving life contingencies:
Amount on deposit	-
Income payable	25,949
Ordinary – involving life contingencies:
Income payable	2,021

(continued)

62

EQUITRUST LIFE INSURANCE COMPANY

Supplemental Schedule of Assets and Liabilities

December 31, 2025

(In thousands of dollars)

Group – not involving life contingencies:
Amount on deposit	$-
Income payable	1,276
Group – involving life contingencies:
Income payable	$167
Annuities:
Ordinary:
Immediate – amount of income payable	$79,160
Deferred – fully paid account balances	14,063,716
Deferred – not fully paid account balances	10,253,259
Group:
Amount of income payable	$2,302
Deferred – fully paid account balances	812,552
Deferred – not fully paid account balances	232,163
Accidental and health insurance – premiums in force:
Ordinary	$-
Group	-
Credit	-
Deposit-funds and dividends accumulations:
Deposit-funds – account balance	-
Dividend accumulations – account balance	-
Claim payments 2019:
Group accident health:
2019	$-
2018	-
2017	-
2016	-
2015	-
Prior	-
Other accident and health:
2019	$-
2018	-
2017	-
2016	-
2015	-
Prior	-
Other coverages that use developmental methods to calculate claim reserves:
2019	$-
2018	-
2017	-
2016	-
2015	-
Prior	$-

See accompanying independent auditors' report

63

EQUITRUST LIFE INSURANCE COMPANY

Summary Investment Schedule

December 31, 2025

(In thousands of dollars)

			Admitted assets as reported in the annual
	Gross investment holdings		statement
	Amount	Percentage	Amount	Percentage
Issuer credit obligations
U.S. governments	$858,068	2.4%	$858,068	2.4%
Other U.S. government obligations	-	0.0%	-	0.0%
Non-U.S. sovereign jurisdiction securities	-	0.0%	-	0.0%
Municipal bonds - general obligations (direct & guaranteed)	138,607	0.4%	138,607	0.4%
Municipal bonds - special revenue	1,066,718	3.0%	1,066,718	3.0%
Project finance bonds issued by operating entities	-	0.0%	-	0.0%
Corporate bonds	15,385,541	42.8%	15,385,541	42.8%
Mandatory convertible bonds	-	0.0%	-	0.0%
Single entity backed obligations	-	0.0%	-	0.0%
SVO-identified bond exchange traded funds - fair value	-	0.0%	-	0.0%
SVO-identified bond exchange traded funds - systematic value	-	0.0%	-	0.0%
Bonds issued by funds representing operating entities	73,209	0.2%	73,209	0.2%
Bank loans - issued	-	0.0%		0.0%
Bank loans - acquired	364,625	1.0%	364,625	1.0%
Mortgage loans that qualify as SVO-identified credit tenant loans	-	0.0%		0.0%
Certificates of deposit	-	0.0%		0.0%
Other issuer credit obligations	-	0.0%		0.0%
Total issuer credit obligations	17,886,768	49.7%	17,886,768	49.7%
Asset-backed securities
Financial asset-backed securities - self-liquidating	8,232,597	22.9%	8,232,597	22.9%
Financial asset-backed securities - not self-liquidating	-	0.0%	-	0.0%
Non-financial asset-backed securities	224,886	0.6%	224,886	0.6%
Total asset-backed securities	8,457,483	23.5%	8,457,483	23.5%
Preferred stocks:
Industrial and miscellaneous (unaffiliated)	156,264	0.4%	156,264	0.4%
Parent, subsidiaries and affiliates	-	0.0%	-	0.0%
Total preferred stocks	156,264	0.4%	156,264	0.4%
Common stocks:
Industrial and miscellaneous - publicly traded (unaffiliated)	216,922	0.6%	216,922	0.6%
Industrial and miscellaneous - other	47,796	0.1%	47,796	0.1%
Parent, subsidiaries and affiliates - publicly traded	-	0.0%	-	0.0%
Parent, subsidiaries and affiliates - other	-	0.0%	-	0.0%
Mutual funds	-	0.0%	-	0.0%
Unit investment trusts	-	0.0%	-	0.0%
Closed-end funds	-	0.0%	-	0.0%
Total common stocks	264,718	0.7%	264,718	0.7%
Mortgage loans:
Farm mortgages	-	0.0%	-	0.0%
Residential mortgages	677,304	1.9%	677,304	1.9%
Commercial mortgages	3,527,095	9.8%	3,527,095	9.8%
Mezzanine real estate loans	86,603	0.2%	86,603	0.2%
Valuation allowance	(6,572)	-	(6,572)	-
Total mortgage loans	4,284,430	11.9%	4,284,430	11.9
Real estate
Properties occupied by company	-	0.0%	-	0.0%
Properties held for production of income	-	0.0%	-	0.0%
Properties held for sale	46,075	0.1%	46,075	0.1%
Total real estate	46,075	0.1%	46,075	0.1%
Cash, cash equivalents and short-term investments:
Cash	8,951	0.0%	8,951	0.0%
Cash equivalents	1,102,846	3.1%	1,102,846	3.1%
Short-term investments	2,264,560	6.3%	2,264,560	6.3%
Total cash, cash equivalents and short-term investments	3,376,357	9.4%	3,376,357	9.4%

(continued)

64

EQUITRUST LIFE INSURANCE COMPANY

Summary Investment Schedule

December 31, 2025

(In thousands of dollars)

			Admitted assets as reported in the
	Gross investment holdings		annual statement
	Amount	Percentage	Amount	Percentage
Contract loans	$6,735	0.0%	$6,735	0.0%
Derivatives	168,578	0.5%	168,578	0.5%
Other invested assets	1,174,440	3.3%	1,174,440	3.3%
Receivables for securities	148,100	0.4%	140,382	0.4%
Securities lending	-	0.0%	-	0.0%
Total invested assets	$35,969,948	100.0%	$35,962,230	100.0%

See accompanying independent auditors' report

65

EQUITRUST LIFE INSURANCE COMPANY

Supplemental Investment Risk Interrogatories

December 31, 2025

(In thousands of dollars)

The Company’s total admitted assets excluding separate account assets was $36,866,815 as filed in the 2025 annual statement.

The Company’s ten largest exposures to a single issuer/borrower/investment, excluding U.S. government, U.S. government agency securities and those U.S. government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, property occupied by the Company and policy loans at December 31, 2025 are as follows:

			Percent of total
Issuer Type	Type	Amount	admitted assets
American Media Productions, LLC	Bonds	$350,000	0.9%
LCN, LLC	Bonds/Common Stock/Other Invested Assets	286,018	0.8%
Kosmos Management, LLC	Bonds	210,981	0.6%
Supreme Universal Holdings LTD	Bonds	150,000	0.4%
JLC Infrastructure Fund 1 & 2 LP	Other Invested Assets	138,095	0.4%
Plus Power Enterprises LC	Bonds	100,000	0.3%
Harbourview Strategic Core Partners	Bonds/Other Invested Assets	98,737	0.3%
Washburn Financial Trust A-1	Bonds	93,550	0.3%
Virginia St Hsg Dev Auth	Bonds	86,056	0.2%
Secured Finance 2020-12 LLC	Bonds	85,000	0.2%

The amounts and percentages of the Company’s total admitted assets held in bonds and preferred stocks at December 31, 2025 by NAIC rating are as follows:

Bonds			Preferred Stocks
		Percentage of total			Percentage of total
NAIC Rating	Amount	Admitted	NAIC Rating	Amount	Admitted
NAIC-1	$12,712,756	34.5%	P/RP-1	$39,738	0.1%
NAIC-2	15,309,945	41.5%	P/RP-2	90,767	0.2%
NAIC-3	445,357	1.2%	P/RP-3	25,760	0.1%
NAIC-4	117,046	0.3%	P/RP-4	-	-%
NAIC-5	79,434	0.2%	P/RP-5	-	-%
NAIC-6	11,290	0.0%	P/RP-6	-	-%

The Company holds admitted assets in foreign investments of approximately $3,101,124 or 8.4% of total admitted assets.

The amounts and percentages of the Company’s total admitted assets held in foreign investments at December 31, 2025 by NAIC rating were as follows:

		Percentage of total
	Amount	admitted assets
Countries rated NAIC-1	$3,071,810	8.3%
Countries rated NAIC-2	29,314	0.1%
Countries rated NAIC-3 and below	-	-%
	$3,101,124	8.4%

(continued)

66

EQUITRUST LIFE INSURANCE COMPANY

Supplemental Investment Risk Interrogatories

December 31, 2025

(In thousands of dollars)

The largest foreign investment exposures in a single country categorized by NAIC sovereign rating:

		Percentage of total
	Amount	admitted assets
Countries rated NAIC-1
Country: Cayman Islands	$1,842,505	5.0%
Country: United Kingdom	357,177	1.0%
Countries rated NAIC-2
Country: Mexico	29,314	0.1%
Country: None	-	0.00%
Countries rated NAIC-3 and below
None	-	0.00%

The ten largest non-sovereign (i.e., nongovernmental) foreign issues:

			Percentage of total
Issuer	NAIC Rating	Amount	admitted assets
LCN EUROPEAN LLC	1	$160,710	0.4%
BRITISH TELECOM PLC	2	65,855	0.2%
HSBC HOLDINGS PLC	2	50,341	0.1%
1769 FUNDING INC	2	44,624	0.1%
VODAFONE GROUP PLC	2	32,177	0.1%
PFIZER IVNESTMENT ENTERPRISSES pte	1	30,977	0.1%
AERCAP IRELAND CAP GLOBA	2	30,450	0.1%
ESSAR OIL UK LIMITED	1	30,000	0.1%
TELEFONICA EMISIONES SAU	2	29,445	0.1%
TAKEDA PHARMACEUTICAL CO LTD	2	27,831	0.1%

(continued)

67

EQUITRUST LIFE INSURANCE COMPANY

Supplemental Investment Risk Interrogatories

December 31, 2025

(In thousands of dollars)

The Company holds admitted assets in Canadian investments of $101,420 or 0.3% for 2025.

The Company holds no assets with contractual sales restrictions; therefore, detail is not provided.

The ten largest equity interests:

		Percentage of total
Issuer	Amount	admitted assets

FEDERAL HOME LOAN BANK OF DES MOINES	$201,250	0.5%
JLC INFRASTRUCTURE FUND I LP	100,545	0.3%
MC CREDIT FUND II LP	81,749	0.2%
ARBOR REALTY TRUST INC	52,399	0.1%
JLC INFRASTRUCTURE FUND II LP	37,550	0.1%
1543 CAPITAL MANAGEMENT	30,840	0.1%
HARBOURVIEW STRATEGIC CORE PARTNERS I LP	28,737	0.1%
VINEBROOK HOMES TRUST INC	28,128	0.1%
KKR REAL ESTATE FINANCE TRUST INC	25,760	0.1%
ANTARES PRIVATE CREDIT FUND	24,804	0.1%

The Company holds no assets in general partnership interests; therefore, detail is not provided.

The Company holds mortgage loans of approximately $4,284,430 or 11.6% and $3,911,417 or 12.0% of total admitted assets for 2025 and 2024, respectively; Information regarding the Company's ten largest aggregate mortgage interests at December 31, 2025 and 2024 is as follows:

			Percentage of total
Borrower	Type	Amount	admitted assets

GREENPOINT IOS PORTFOLIO	COMMERCIAL	$66,825	0.2%
GENESIS SKYWAY	COMMERCIAL	60,000	0.2%
BBWI MIDWEST FULFILLMENT CENTE	COMMERCIAL	53,510	0.1%
HALLE INDUSTRIAL PORT (A&R)	COMMERCIAL	52,412	0.1%
FEDEX BOYLSTON	COMMERCIAL	51,429	0.1%
56 North Apartments	COMMERCIAL	46,082	0.1%
RESIDENCES AT ROCK RANCH	COMMERCIAL	44,621	0.1%
THE LINX CLUB	COMMERCIAL	44,000	0.1%
GRAND CENTRAL STUDENT APARTMEN	COMMERCIAL	42,801	0.1%
OAK FOREST APARTMENTS	COMMERCIAL	41,000	0.1%

(continued)

68

EQUITRUST LIFE INSURANCE COMPANY

Supplemental Investment Risk Interrogatories

December 31, 2025

(In thousands of dollars)

Aggregate mortgage loans have the following loan-to-value ratios as determined from the most recent appraisal as of the audited statement date:

Loan-value	Residential		Commercial		Agricultural

Above 95%	$6,020	0.0%	$-	0.0%	$-	-%
91% to 95%	-	0.0%	196	0.0%	-	-%
81% to 90%	34,925	0.1%	217	0.0%	-	-%
71% to 80%	241,921	0.7%	108,955	0.3%	-	-%
Below 70%	394,438	1.1%	3,504,330	9.5%	-	-%

The Company holds investments in real estate of $46,075 or 0% and $25,800 or 0% of total admitted assets for 2025 and 2024, respectively; therefore, detail is not provided.

The Company holds investments in mezzanine real estate loans of $86,603 or 0.2% and $96,557 or 0.3% of total admitted assets for 2025 and 2024, respectively; therefore, detail is not provided.

Amounts and percentage of the Company's total admitted assets subject to the following types of agreements:

				At end of each quarter
	December 31, 2025	Percentage of total
	amount	admitted assets	1st Qtr amount	2nd Qtr amount	3rd Qtr amount
Repurchase agreements	$-	0.0%	$202,045	$431,358	$146,105
Reverse repurchase agreements	161,000	0.4%	172,218	172,211	161,000

The amounts and percentages of potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for swaps and forwards are as follows:

	Owned		At end of each quarter
	December 31, 2025	Percentage of total
Swaps and forwards	amount	admitted assets	1st Qtr amount	2nd Qtr amount	3rd Qtr amount
Hedging	$8,099	-%	$2,083	$2,063	$8,215
Replications	-	-%	-	-	-
Other	-	-%	-	-	-

The amounts and percentages of potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for futures are as follows:

	Owned		At end of each quarter
	December 31, 2025	Percentage of total
Futures	amount	admitted assets	1st Qtr amount	2nd Qtr amount	3rd Qtr amount
Other	$-	-%	$-	$-	$-

See accompanying independent auditors' report

69

EQUITRUST LIFE INSURANCE COMPANY

Reinsurance Risk Interrogatories

December 31, 2025

(In thousands of dollars)

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.	Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer's assumption of significant risks identified in Appendix A-791?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes ☐ No ☒

If yes, indicate the number of reinsurance contracts to which such provisions apply:	N/A

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes ☐ No ☐ N/A ☒

2. Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer's assumption of risk?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes ☐ No ☒

If yes, indicate the number of reinsurance contracts to which such provisions apply:	N/A

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

Yes ☐ No ☐ N/A ☒

3.	Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:

a.	Provisions that permit the reporting of losses to be made less frequently than quarterly;

b.	Provisions that permit settlements to be made less frequently than quarterly;

c.	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or

d.	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes ☐ No ☒

(continued)

70

EQUITRUST LIFE INSURANCE COMPANY

Reinsurance Risk Interrogatories

December 31, 2025

(In thousands of dollars)

4.	Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

		Identify reinsurance	Has the insured event(s) triggering
Type of Contract	Response:	contract(s):	contract coverage been recognized?
Assumption reinsurance – new for the reporting period	Yes ☐ No ☒	N/A	N/A
Non-proportional reinsurance, which does not result in significant surplus relief	Yes ☐ No ☒	N/A	Yes ☐ No ☐ N/A ☒

5. Has the Company ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

(a) Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes ☐ No ☐ N/A ☒

(b) Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes ☐ No ☐ N/A ☒

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences from the accounting policy footnote to the audited statutory-basis financial statements to explain why the contract(s) is treated differently for GAAP and SAP below:

See accompanying independent auditors' report

71